F O R   T A X - E X E M P T   I N C O M E

Delaware Tax-Free Idaho Fund
Delaware Tax-Free Iowa Fund
Delaware Tax-Free Kansas Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free North Dakota Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Wisconsin Fund

service and guidance

professional management

1999
Annual Report

goals



(various photos demonstrating service and guidance, professional management and goals)



DELAWARE(SM)
INVESTMENTS
-----------------------
Philadelphia [ ] London

A   T R A D I T I O N   OF   S O U N D   I N V E S T I N G

commitment

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions--including some of America's largest pension funds--reach their financial goals.

   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.

   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.

   Delaware Investments manages approximately $47 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Fund Objectives

Each Tax-Free Fund and Insured Fund seeks as high a level of current income exempt from federal income tax and from the personal income tax, if any, of a Fund's particular state, as is consistent with preservation of capital.

Table of Contents
 LETTER TO SHAREHOLDERS                                      Page   1
 PORTFOLIO MANAGER'S REVIEW                                  Page   4
   DELAWARE TAX-FREE IDAHO FUND                              Page   5
   DELAWARE TAX-FREE IOWA FUND                               Page   5
   DELAWARE TAX-FREE KANSAS FUND                             Page   6

   DELAWARE TAX-FREE
   MISSOURI INSURED FUND                                     Page   6

   DELAWARE TAX-FREE
   NORTH DAKOTA FUND                                         Page   7

   DELAWARE TAX-FREE
   OREGON INSURED FUND                                       Page   7

   DELAWARE TAX-FREE
   WISCONSIN FUND                                            Page   8

 PERFORMANCE SUMMARY                                         Page  10

 STATEMENTS OF NET ASSETS                                    Page  17

 FINANCIAL HIGHLIGHTS                                        Page  36


tax-exempt
income

tradition


[photo of computer keyboard]
[photo of illustration for Tax-Exempt income]
                                                                  for tax-exempt
                                                                     income
                                                                       1

September 7, 1999


Dear Shareholder:


FISCAL 1999 WAS A CHALLENGING YEAR for both taxable and tax exempt fixed income investors.

   Just before our fiscal year began in August, debt problems in Russia and Brazil, along with ongoing concerns about recessions in Asia, created strong worldwide demand for U.S. Treasury bonds. Demand for Treasuries, during times of extreme market turbulence is often referred to as "a flight to quality."

   Throughout the fall, slower corporate earnings growth also fueled demand for the relative safety of U.S. government debt. Prices for long-term Treasury bonds rose sharply, pushing yields to historic lows. As prices for U.S. Treasury bonds moved higher, municipal bonds seemed to offer exceptional value as compared to Treasuries. Last fall, as Treasury yields were plummeting, an abundant supply of municipal bonds was met with relatively stable demand.

   As winter approached, three Federal Reserve interest rate cuts helped to restore investors' confidence in the U.S. economy and reduce concerns over global recession. This set the stage for the significant stock market recovery that started in the fourth quarter of 1998 and continued through the end of our fiscal year. In the spring of 1999, the

WE ARE PLEASED TO REPORT THAT FOR FISCAL 1999 TOTAL RETURNS AT NET ASSET VALUE FOR ALL SEVEN OF OUR FUNDS OUTPACED THE RETURNS OF THEIR RESPECTIVE LIPPER PEER GROUPS.

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                            One Year Ended
                                                            August 31, 1999
--------------------------------------------------------------------------------
Delaware Tax-Free Idaho Fund A Class                           -0.99%
Delaware Tax-Free Iowa Fund A Class                            -0.26%
Delaware Tax-Free North Dakota Fund A Class                    -0.41%
Delaware Tax-Free Wisconsin Fund A Class                       -0.87%
Lipper Other State Municipal Debt Fund Average (77 funds)      -2.52%
--------------------------------------------------------------------------------
Delaware Tax-Free Kansas Fund A Class                          +0.35%
Lipper Kansas Municipal Debt Fund Average (13 funds)           -1.95%
--------------------------------------------------------------------------------
Delaware Tax-Free Missouri Insured Fund A Class                -0.38%
Lipper Missouri Municipal Debt Fund Average (20 funds)         -3.02%
--------------------------------------------------------------------------------
Delaware Tax-Free Oregon Insured Fund A Class                  -1.67%
Lipper Oregon Municipal Debt Fund Average (25 funds)           -3.00%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                           +0.55%
Lehman Brothers Insured Municipal Bond Index                   -0.29%
--------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of distributions. Past performance does not guarantee future results. Performance of other Fund classes varies due to different charges and expenses. The Lipper Averages represent peer groups of municipal mutual funds from a particular state or many states. The unmanaged Lehman Brothers Municipal Bond Index is composed of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Complete performance information for all funds can be found on pages 10 through 16.

for tax-exempt
   income
     2

Dow Jones Industrial Average closed above both the 10,000 and 11,000 marks for the first time.

   During the spring and summer, fixed-income investments took second billing to equities. The performance of Treasury bonds suffered through June, as strength in the domestic economy reduced demand for "safe haven" investments. Municipal bonds weren't such a clear value as they appeared in spring 1998 when yields on Treasury bonds and municipal bonds were nearly identical, but tax-free bonds remained attractive in our view compared to Treasury securities. The interest income you receive from investing in municipal bonds is free from federal income taxes.* In most states, interest received from securities issued by government units within the state is also exempt from state and local taxes.

   On June 30, the Federal Reserve Board raised the Fed Funds rate, its target rate for overnight loans between banks, by a quarter of a percentage point citing inflationary concerns. The Treasury market improved as a result, posting solid gains into the first week of July. Even U.S. equity indexes hit new records following the rate increase (Source: Bloomberg).

   On August 24th, the Federal Reserve again raised interest rates by a quarter of a percentage point, the second increase in less than two months, saying the action should help avert inflation. The bank increased the main rate it controls, the Federal funds target rate on overnight loans between banks, to 5.25% from 5.00%. The Dow Jones Industrial Average reacted favorably to the interest rate increase, reaching an annual high of 11,326 on August 25, 1999 (Source: Bloomberg).

   Municipals generally weathered the turbulence in the fixed income arena better than Treasuries this past year. The 30-year U.S. Treasury bond yield stood at 6.21%, while 30-year AAA-rated general obligation municipal bonds yielded 5.52% on August 31, 1999. In essence, a 30-year AAA municipal bond provided 89% of the income available on a comparable maturity Treasury bond, even before being adjusted for the tax advantage (Source: Bloomberg).

   Despite increasing yield levels, municipal bonds, like most fixed instruments, did not deliver exceptional total return for the fiscal year ending August 31. Delaware's Midwest and Northwest tax-free funds were no exception--all seven Funds were either slightly up or slightly down for the fiscal year. We are, however, very pleased that total returns for each of our seven Midwest and Northwest tax-free funds outpaced the returns of their respective Lipper peer groups.




discipline
                                                                  for tax-exempt
                                                                      income
                                                                         3


   Please see the Portfolio Manager's Review for a discussion of individual fund performance.

   Looking forward, we believe taxable and tax exempt bonds may remain in the shadow of stocks as long as economic growth and the roaring bull market continue. However, we still believe fixed income investments play a vital role in well-balanced portfolios. Tax-exempt municipal bonds remain especially popular with investors with good reason. They offer a wide range of benefits, including:

o Attractive current income free from federal, and in some cases, state and local taxes*

o High degree of safety with regard to payment of interest and repayment of principal

o  Relatively dependable income potential

o Wide range of choices to fit in with your investment objectives with regard to investment quality, maturity, type of bond and geographical location.

   In the pages that follow, your Fund's portfolio manager, Elizabeth H. Howell, reviews the positioning of our municipal bond funds and provides an outlook for the remainder of the year.

   We thank you for your patience during a difficult year for fixed income investors. We also appreciate your continued confidence in Delaware Investments.

Sincerely,

WAYNE A. STORK

------------------------------
/s/Wayne A. Stork

Chairman, Delaware Investments
Family of Funds

DAVID K. DOWNES

------------------------------
/s/David K. Downes

President and Chief Executive Officer
Delaware Investments Family of Funds



* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax (AMT). The AMT is a federal tax, revamped by the U.S. Tax Reform Act of 1986, aimed at ensuring that wealthy individuals and corporations pay at least some income tax.

for tax-exempt
   income
     4



Portfolio Manager's Review

By Elizabeth H. Howell
Vice President/Senior Portfolio Manager
September 7, 1999



OVERVIEW

IN LATE SUMMER AND FALL OF 1998, state and local governments issued municipal bonds at near-record levels, led by education, transportation and health care issues. New U.S. municipal bond issuance reached $285 billion in 1998, second only to the record $292 billion sold in 1993 (Source: The Bond Buyer).

   This provided us with ample opportunities to select bonds with solid credit ratings, high current income potential and the possibility of price appreciation. The large municipal bond supply, however, slightly exceeded investor demand, which temporarily stifled price gains. This led to disappointing returns in early 1999.

   New bond issuance cooled off considerably over the first three months of 1999. However, supply picked back up again in March and was sustained throughout the summer.

   Prices of most fixed income securities declined this past year as the stock market grabbed all major attention. Municipal bonds were no exception. Despite a difficult year, the municipal bond market began gaining luster late in the summer as the yield gap between municipal bonds and Treasury securities narrowed.

   Less than two weeks after the Federal Reserve raised its Federal funds target rate a second time on August 24 (by 0.25%), high-quality municipal bonds were still looking extraordinarily attractive relative to Treasury bonds, in our view. As of August 31, 1999, investors were giving up very little yield in return for freedom from certain taxes.

   A couple of factors that we believe are at play in the improving municipal market:

o Treasury bond supply has been steadily tapering off this past spring and summer, making them relatively more expensive compared to municipal bonds. For nearly two decades, the government securities market has grown exponentially. The government relied upon Treasuries to help it finance the nation's $5.5 trillion in debt. Now, with a back-to-back budget surplus occurring for the first time since 1956 and 1957, Treasury bonds are becoming relatively scarce (Source: Bloomberg).

o  Moreover, a robust U.S. economy has improved the credit quality of many overview


DESPITE A DIFFICULT YEAR, THE MUNICIPAL BOND MARKET BEGAN GAINING LUSTER LATE IN THE SUMMER AS THE YIELD GAP BETWEEN MUNICIPALS AND TREASURY SECURITIES NARROWED.

                                                                  for tax-exempt
                                                                      income
                                                                        5
(photo of family on beach)


  municipal bond jurisdictions, so default risk for high-quality muni bonds is relatively low.

   In our view, the single biggest factor weighing down municipal bonds now is the bull market in stocks. Against annual double-digit gains in the stock market, the yield on municipal bonds tends to look undersized.

DELAWARE TAX-FREE IDAHO FUND
Delaware Tax-Free Idaho Fund had a total return of -0.99% (for Class A shares at net asset value with distributions reinvested) for the year ended August 31, 1999. Despite a slightly negative return, your Fund preserved principal to a greater degree than the Fund's peer group, the Lipper Other States Municipal Debt Fund category, which had an average annual return of -2.52%.

   As of August 31, 1999, Tax-Free Idaho Fund's duration, which measures a fund's sensitivity to interest rate changes, was 8.7 years, longer than the duration of the Lipper Other States Municipal Debt Fund average. This allowed the Fund to benefit as lower interest rates increased the attractiveness of higher yielding long-term bonds.

   Delaware Tax-Free Idaho Fund maintained a well-diversified portfolio, with a majority of the Fund's assets allocated to high-quality investment grade issues. We complemented the portfolio's investment grade holdings with well-researched unrated bonds to help boost the Fund's income potential. In general, unrated bonds offer more income than comparable rated bonds.

   While Idaho's state economy is somewhat reliant on resource-based industries (timber, agriculture and minerals), a growing demand for tourism and manufacturing jobs has helped increase diversity. Idaho has also been able to attract several technology and software companies over the past decade, which has helped to create new jobs and boost personal incomes. Overall, we believe, a strong regional economy has strengthened the financial position of many Idaho municipalities.

DELAWARE TAX-FREE IOWA FUND

Delaware Tax-Free Iowa Fund had a total return of -0.26% (for Class A shares at net asset value with distributions reinvested) for the one-year period ended August 31, 1999. The return handily beat the average return of its 77 peer funds as represented by the Lipper Other States Municipal Debt Fund category.

   The average effective duration of the Fund as of August 31, 1999, was 7.8 years. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates.

   Historically, Iowa municipalities have issued relatively few bonds that are exempt from both federal and state taxes. Nevertheless, all of the bonds held by your Fund provide Iowa residents with a dual tax exemption. Some investors subject to tax-free
   iowa
for tax-exempt
    income
      6

(photo of computer keyboard)

the federal alternative minimum tax may not benefit completely from this strategy.

   Over the past few years, increased revenue from legalized gambling has bolstered Iowa's growing economy. In the coming months, we expect strong state and national economic trends to benefit many of this state's municipalities.

DELAWARE TAX-FREE KANSAS FUND
Delaware Tax-Free Kansas Fund provided a +0.35% total return (for Class A shares at net asset value with distributions reinvested) as of August 31, 1999. This beat the return of the Lipper Kansas Municipal Debt Fund Average (composed of 13 funds), which delivered a -1.95% total return.

   The economy in Kansas, like the majority of other mid-western state economies is healthy and growing. Falling overseas demand for wheat and declining commodity prices may, however, begin to put pressure on the state's farming industry in the coming year. In our opinion, with budgets in excellent shape and tax revenues rising at both the state and local level, this scenario shouldn't adversely affect the financial situations of Kansas municipalities in the coming fiscal year.

DELAWARE TAX-FREE MISSOURI INSURED FUND

Your Fund returned -0.38% for the year ended August 31, 1999 (for Class A shares at net asset value with distributions reinvested). We preserved principal better than the average total return of other Missouri municipal bonds funds as tracked by the Lipper Missouri Municipal Debt Fund Average.

   Delaware Tax-Free Missouri Insured Fund invested exclusively in insured bonds rated AAA by Standard and Poor's. This is the highest bond credit rating available.

   Increased housing and commercial development activity is promoting relatively rapid growth in Missouri cities, especially St. Louis and Kansas City. We expect this growth to increase tax revenues, which would in turn strengthen the credit quality of Missouri's municipalities.

tax-free
   kansas

PORTFOLIO HIGHLIGHTS
TAX-FREE FUNDS
--------------------------------------------------------------------------------------------------------
AUGUST 31, 1999
                                    Idaho            Iowa          Kansas         Missouri Insured
--------------------------------------------------------------------------------------------------------
Average Credit Quality               A1               AA            AA3                AAA
Average Duration                 8.7 years         7.8 years      7.1 years         6.3 years
Average Effective Maturity*     14.3 years        11.5 years     11.7 years         8.2 years
Average Maturity**              18.3 years        17.8 years     19.1 years        17.5 years
Alternative Minimum Tax***        11.22%            5.11%         20.00%             17.94%
--------------------------------------------------------------------------------------------------------
                              Before Expense   Before Expense    Before Expense     Before Expense
Current 30-Day SEC Yield+       Limitation       Limitation        Limitation         Limitation
   (Class A)                4.40%    4.39%     4.17%   3.99%     4.29%    4.05%     4.03%    4.03%
   (Class B)                3.83%    3.82%     3.58%   3.40%     3.69%    3.45%     3.44%    3.44%
   (Class C)                3.83%    3.82%     3.58%   3.40%     3.70%    3.46%     3.43%    3.43%
---------------------------------------------------------------------------------------------------------

  * Average effective maturity takes into consideration all prepayments, puts and adjustable coupons.

 ** Average maturity is the stated maturity on the bond and does not take into account any prepayments.

*** Percentage of income generated for the year ended August 31, 1999 that was subject to the federal alternative minimum tax.

  + Calculated according to Securities and Exchange Commission guidelines. An expense limitation for each Fund was in effect for the period shown. Yields would have been lower without the limitation.

                                                                  for tax-exempt
                                                                      income
                                                                        7

DELAWARE TAX-FREE NORTH DAKOTA FUND

For the year ended August 31, 1999, Delaware Tax-Free North Dakota Fund provided a slightly negative return of -0.41% (for Class A shares at net asset value with distributions reinvested). Although this return was negative, it compared favorably with the -2.52% return of the Fund's peers.

   Over the last year, we continued to position the Fund to perform well in a declining interest rate environment. The Fund's average effective duration was
7.1 years. This helped us to protect capital relative to many of the Fund's peers and achieve a higher rate of total return as interest rates fell last fall.

   Rebuilding projects in metropolitan areas such as Fargo and Grand Forks following the 1997 Red River Valley floods created employment opportunities and helped to boost local economies. Yet unlike most other mid-western states, North Dakota's municipalities have not been able to accumulate significant budget surpluses over the last several years. In the coming months, we will continue to monitor the fiscal health of North Dakota's municipalities to ensure acceptable credit quality for all of Delaware Tax-Free North Dakota Fund's holdings.

DELAWARE TAX-FREE OREGON INSURED FUND

Delaware Tax-Free Oregon Insured Fund provided a total return of -1.67% for the year ended August 31, 1999 (for Class A shares at net asset value with distributions reinvested). This return compared favorably to the -3.00% average total return for all other Oregon municipal bond funds tracked by Lipper Analytical Services.

   Delaware Tax-Free Oregon Insured Fund invested exclusively in bonds with AAA ratings from Standard & Poor's. The majority of the bonds in the Fund's portfolio are protected by municipal bond insurance, which guarantees the timely payment of principal and interest. This

REGARDLESS OF MARKET CONDITIONS, MUNICIPAL BOND FUNDS HAVE THE POTENTIAL TO OFFER VALUABLE ASSET ALLOCATION BENEFITS WITHOUT ADDING TO TAXABLE INVESTMENT INCOME.


tax-free
 oregon
   insured

PORTFOLIO HIGHLIGHTS
TAX-FREE FUNDS
--------------------------------------------------------------------------------
AUGUST 31, 1999
                                   North Dakota    Oregon Insured   Wisconsin
--------------------------------------------------------------------------------
Average Credit Quality                 AA3             AAA             AA3
Average Duration                    7.1 years       8.2 years        8.3 years
Average Effective Maturity*        11.2 years      11.5 years       12.0 years
Average Maturity**                 18.2 years      18.0 years       21.0 years
Alternative Minimum Tax***         14.13%            9.46%           21.04%
--------------------------------------------------------------------------------

                               Before Expense     Before Expense  Before Expense
Current 30-Day SEC Yield+        Limitation        Limitation       Limitation
   (Class A)                5.00%      --     4.63%    4.48%    4.38%    4.31%
   (Class B)                4.44%      --     4.05%    3.90%    3.80%    3.73%
   (Class C)                4.45%      --     4.05%    3.89%    3.78%    3.71%
--------------------------------------------------------------------------------
  * Average effective maturity takes into consideration all prepayments, puts and adjustable coupons.
 ** Average maturity is the stated maturity on the bond and does not take into account any prepayments.
*** Percentage of income generated for the year ended August 31, 1999 that was subject to the federal alternative minimum tax.
  + Calculated according to Securities and Exchange Commission guidelines. An expense limitation for each Fund was in effect for the period shown. Yields would have been lower without the limitation.

for tax-exempt
    income
      8



does not, however, guarantee against price volatility.

   The Oregon economy continues to demonstrate economic development and diversification. The Asian recession slowed economic growth in Oregon throughout 1998, but the state largely recovered in 1999, along with the rest of the Northwest. In our opinion, the finances of most Oregon municipalities remain strong and should support the credit quality of the Fund's holdings.

DELAWARE TAX-FREE
WISCONSIN FUND
Delaware Tax-Free Wisconsin Fund had a total return of -0.87% (for Class A shares at net asset value with distributions reinvested) for the year ended August 31, 1999. This return compared favorably to the -2.52% average total return of other funds tracked by the Lipper Other States Municipal Debt Fund category.

   Most of the bonds issued by Wisconsin municipalities are not exempt from state income tax. We always seek to purchase those relatively rare Wisconsin issues that offered dual exemption from both state and federal income tax. We supplemented these holdings with territorial bonds issued by Puerto Rico and the Virgin Islands. These bonds not only offered dual exemption potential, but also provided an element of diversification for the Fund.

   The Wisconsin economy continues to benefit from over eight years of economic expansion at the national level. We believe this points to a positive credit outlook for the state's municipalities for the remainder of 1999.

OUTLOOK
The U.S. seems to be the engine of growth for the entire world at this time. We believe strong forward momentum for the U.S. economy is likely to result in solid growth (about 3% annually) for the remainder of this year.

   We also believe that the Federal Reserve's two 0.25% interest rate increases on June 30 and August 24 represented fine-tuning rather than fundamental changes in policy. Both actions were made by the central bank in an attempt to avert inflation.



(photo of couple talking to financial planner)



tax-free
wisconsin
                                                                  for tax-exempt
                                                                       income
                                                                         9

   Having now taken back two of last fall's three rate cuts, the Fed did leave open the possibility that it could raise rates a third time this year. We believe they would do so if economic data showed inflationary pressure in the form of further big wage increases or a substantial rise in the Consumer Price Index, an index that tracks U.S. inflationary levels in percentage points.

   In the coming year, we think that municipal bond prices have the potential to rise. Because municipals are generally not subject to the ebb and flow of foreign demand, like Treasuries, they have been far more stable the last two years. According to Bloomberg, over the two years ended August 31, the price of 10-year Treasuries were three times as volatile as municipal bond prices based on standard deviation. We believe more investors will flock to municipal bonds in the months ahead and drive up demand.

   If prices rise, state municipal bond mutual funds, such as any of our seven Delaware Midwest and Northwest tax-free funds, have the potential to rise in value. We see the possibility of capital appreciation considering that municipal prices would have to rise significantly so that they yield approximately 84% of what Treasuries yield. Historically, this has been the relationship between Treasuries and municipal bonds (Source: Bloomberg).

   If U.S. economic growth slows modestly for the remainder of 1999, the Federal Reserve will be less likely to raise short-term rates. Bonds will breathe a sigh of relief and long-term interest rates will most likely fall. Municipal bonds, at their reasonable current prices, should offer investors excellent value in the remainder of 1999.

   Regardless of market conditions, municipal bond funds have the potential to offer valuable asset allocation benefits without adding to taxable investment income. In our view, investors seeking to diversify their portfolios with less volatile investments will find attractive opportunities in municipal bonds and municipal bond funds.

REGARDLESS OF MARKET CONDITIONS, MUNICIPAL BOND FUNDS HAVE THE POTENTIAL TO OFFER VALUABLE ASSET ALLOCATION BENEFITS WITHOUT ADDING TO TAXABLE INVESTMENT INCOME.

outlook
for tax-exempt
   income
     10

Performance Summary

TAX-FREE IDAHO FUND'S
LIFETIME PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
JANUARY 4, 1995 TO AUGUST 31, 1999


                       Lipper Other
                     States Municipal
                    Debt Fund Average             Lehman Brothers             Delaware Tax-Free
                        (59 funds)             Municipal Bond Index          Idaho Fund A Class
                   -----------------           --------------------          ------------------
Jan. `95                  $10,000                      $ 9,625                       $10,000
Feb. `96                  $10,291                      $10,168                       $ 9,979
Aug. `96                  $10,897                      $10,676                       $ 9,988
Feb. `97                  $11,428                      $11,305                       $10,451
Aug. `97                  $11,468                      $11,314                       $10,820
Feb. `98                  $12,057                      $11,910                       $11,306
Aug. `98                  $12,528                      $12,436                       $11,643
Feb. `99                  $13,159                      $13,118                       $11,848
Aug. `99                  $13,612                      $13,560                       $11,543

Chart assumes a $10,000 investment on January 4, 1995, and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. The Lipper Average represents peer groups of municipal bond mutual funds from many states. The unmanaged Lehman Brothers Municipal Bond Index is comprised of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.

DELAWARE TAX-FREE IDAHO FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                                 Lifetime   Three Year  One Year
--------------------------------------------------------------------------------
Class A (Est. 1/4/95)
   Excluding Sales Charge                         +7.43%      +5.86%     -0.99%
   Including Sales Charge                         +6.55%      +4.54%     -4.70%
--------------------------------------------------------------------------------
Class B (Est. 3/16/95)
   Excluding Sales Charge                         +5.59%      +5.14%     -1.82%
   Including Sales Charge                         +5.22%      +4.23%     -5.60%
--------------------------------------------------------------------------------
Class C (Est. 1/11/95)
   Excluding Sales Charge                         +6.46%      +5.02%     -1.82%
   Including Sales Charge                         +6.46%      +5.02%     -2.76%

Performance for all classes includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent deferred sales charges did not apply or the investment was not redeemed.

Class A shares of each Fund have a 3.75% maximum front-end sales charge and a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                                  for tax-exempt
                                                                     income
                                                                       11

TAX-FREE IOWA FUND'S
LIFETIME PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
AUGUST 31, 1993 TO AUGUST 31, 1999


                       Lipper Other
                     States Municipal
                    Debt Fund Average             Lehman Brothers             Delaware Tax-Free
                        (23 funds)             Municipal Bond Index          Idaho Fund A Class
                   -----------------           --------------------          ------------------
Sep. `93                  $10,000                      $10,000                       $ 9,625
Aug. `94                  $ 9,901                      $ 9,982                       $ 9,367
Aug. `95                  $10,779                      $10,692                       $ 9,956
Aug. `96                  $11,343                      $11,250                       $10,433
Aug. `97                  $12,392                      $12,173                       $11,485
Aug. `98                  $13,464                      $13,090                       $12,424
Aug. `99                  $13,537                      $12,999                       $12,390

Chart assumes a $10,000 investment on September 1, 1993, and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. The Lipper Average represents a peer group of municipal bond mutual funds from many states. The unmanaged Lehman Brothers Municipal Bond Index is comprised of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.

DELAWARE TAX-FREE IOWA FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                                Lifetime   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 9/1/93)
   Excluding Sales Charge                        +4.32%      +5.76%       -0.26%
   Including Sales Charge                         3.66%      +4.96%       -4.04%
--------------------------------------------------------------------------------
Class B (Est. 3/24/95)
   Excluding Sales Charge                        +5.21%                   -1.03%
   Including Sales Charge                        +4.83%                   -4.84%
--------------------------------------------------------------------------------
Class C (Est. 1/4/95)
   Excluding Sales Charge                        +6.70%                   -1.03%
   Including Sales Charge                        +6.70%                   -1.98%

Performance for all classes includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent deferred sales charges did not apply or the investment was not redeemed.

Class A shares of each Fund have a 3.75% maximum front-end sales charge and a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

for tax-exempt
   income
     12

TAX-FREE KANSAS FUND'S
LIFETIME PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
NOVEMBER 30, 1992 TO AUGUST 31, 1999



                       Lipper Kansas
                         Municipal
                    Debt Fund Average             Lehman Brothers             Delaware Tax-Free
                        (23 funds)             Municipal Bond Index          Kansas Fund A Class
                   -----------------           --------------------          -------------------
Dec. `92                  $10,000                      $ 9,625                       $10,000
Aug. `93                  $10,948                      $10,766                       $11,063
Aug. `94                  $10,963                      $10,813                       $11,041
Aug. `95                  $11,935                      $11,571                       $11,783
Aug. `96                  $12,560                      $12,242                       $12,346
Aug. `97                  $13,721                      $13,316                       $13,188
Aug. `98                  $14,908                      $14,537                       $14,050
Aug. `99                  $14,990                      $14,587                       $14,140

Chart assumes a $10,000 investment on November 30, 1992, and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. The Lipper Average represents a peer group of municipal bond mutual funds from Kansas. The unmanaged Lehman Brothers Municipal Bond Index is comprised of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.

DELAWARE TAX-FREE KANSAS FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                                Lifetime   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 11/30/92)
   Excluding Sales Charge                        +6.37%      +6.18%       +0.35%
   Including Sales Charge                        +5.77%      +5.36%       -3.37%
--------------------------------------------------------------------------------
Class B (Est. 4/8/95)
   Excluding Sales Charge                        +5.37%                   -0.49%
   Including Sales Charge                        +4.98%                   -4.30%
--------------------------------------------------------------------------------
Class C (Est. 4/12/95)
   Excluding Sales Charge                        +5.33%                   -0.40%
   Including Sales Charge                        +5.33%                   -1.35%

Performance for all classes includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent deferred sales charges did not apply or the investment was not redeemed.

Class A shares of each Fund have a 3.75% maximum front-end sales charge and a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                                  for tax-exempt
                                                                      income
                                                                        13

TAX-FREE MISSOURI INSURED FUND'S
LIFETIME PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
NOVEMBER 2, 1992 TO AUGUST 31, 1999



                       Lipper Missouri
                         Municipal
                    Debt Fund Average             Lehman Brothers              Delaware Tax-Free
                         (9 funds)             Municipal Bond Index          Missouri Fund A Class
                   -----------------           --------------------          ---------------------
Dec. `92                  $10,000                     $10,000                       $ 9,625
Aug. `93                  $10,948                     $11,130                       $10,629
Aug. `94                  $10,963                     $10,994                       $10,455
Aug. `95                  $11,935                     $11,847                       $11,304
Aug. `96                  $12,560                     $12,430                       $11,941
Aug. `97                  $13,721                     $13,490                       $13,024
Aug. `98                  $14,908                     $14,564                       $14,082
Aug. `99                  $14,990                     $14,429                       $14,028

Chart assumes a $10,000 investment on November 2, 1992, and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. The Lipper Average represents a peer group of municipal bond mutual funds from Missouri. The unmanaged Lehman Brothers Municipal Bond Index is comprised of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.

DELAWARE TAX-FREE MISSOURI INSURED FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                                Lifetime   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 11/2/92)
   Excluding Sales Charge                        +5.85%      +6.06%       -0.38%
   Including Sales Charge                        +5.26%      +5.26%       -4.09%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
   Excluding Sales Charge                        +4.53%      +5.38%       -1.13%
   Including Sales Charge                        +4.38%      +5.05%       -4.94%
--------------------------------------------------------------------------------
Class C (Est. 11/11/95)
   Excluding Sales Charge                        +3.98%                   -1.12%
   Including Sales Charge                        +3.98%                   -2.07%

Performance for all classes includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent deferred sales charges did not apply or the investment was not redeemed.

Class A shares of each Fund have a 3.75% maximum front-end sales charge and a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

for tax-exempt
   income
    14

TAX-FREE NORTH DAKOTA FUND'S
LIFETIME PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
APRIL 1, 1991 TO AUGUST 31, 1999


                       Lipper Other
                     States Municipal
                    Debt Fund Average             Lehman Brothers               Delaware Tax-Free
                        (7 funds)              Municipal Bond Index          North Dakota Fund A Class
                   -----------------           --------------------          -------------------------
Apr. `91                 $10,000                      $ 9,625                         $10,000
Aug. `91                 $10,822                      $10,513                         $10,273
Aug. `92                 $11,776                      $11,532                         $11,215
Aug. `93                 $13,222                      $12,816                         $12,376
Aug. `94                 $12,543                      $12,115                         $12,449
Aug. `95                 $14,727                      $14,273                         $13,326
Aug. `96                 $15,380                      $14,828                         $14,021
Aug. `97                 $16,793                      $16,200                         $15,098
Aug. `98                 $17,881                      $17,114                         $16,167
Aug. `99                 $17,651                      $16,835                         $16,117


Chart assumes a $10,000 investment on April 1, 1991 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. The Lipper Average represents peer a group of municipal bond mutual funds from many states. The unmanaged Lehman Brothers Municipal Bond Index is comprised of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.


TAX-FREE NORTH DAKOTA FUND'S LIFETIME PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                                Lifetime   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 4/1/91)
   Excluding Sales Charge                        +6.89%      +6.15%       -0.41%
   Including Sales Charge                        +6.40%      +5.34%       -4.18%
--------------------------------------------------------------------------------
Class B (Est. 5/10/94)
   Excluding Sales Charge                        +5.88%      +5.54%       -1.14%
   Including Sales Charge                        +5.73%      +5.21%       -4.92%
--------------------------------------------------------------------------------
Class C (Est. 7/29/95)
   Excluding Sales Charge                        +4.95%                   -1.15%
   Including Sales Charge                        +4.95%                   -2.10%

Performance for all classes includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent deferred sales charges did not apply or the investment was not redeemed.

Class A shares of each Fund have a 3.75% maximum front-end sales charge and a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                                  for tax-exempt
                                                                     income
                                                                       15

TAX-FREE OREGON INSURED FUND'S
LIFETIME PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
AUGUST 1, 1993 TO AUGUST 31, 1999



                       Lipper Oregon
                         Municipal
                    Debt Fund Average             Lehman Brothers Insured               Delaware Tax-Free
                        (10 funds)                  Municipal Bond Index               Oregon Fund A Class
                    -----------------              -----------------------              -------------------
Aug. `93                  $10,000                         $10,000                              $ 9,625
Feb. `94                  $10,105                         $10,127                              $ 9,958
Aug. `94                  $10,014                         $ 9,890                              $ 9,595
Feb. `95                  $10,295                         $10,145                              $ 9,876
Aug. `95                  $10,902                         $10,610                              $10,352
Feb. `96                  $11,432                         $11,086                              $10,935
Aug. `96                  $11,473                         $11,112                              $10,892
Feb. `97                  $12,062                         $11,609                              $11,427
Aug. `97                  $12,533                         $12,056                              $11,896
Feb. `98                  $13,164                         $12,615                              $12,561
Aug. `98                  $13,617                         $13,009                              $12,940
Feb. `99                  $13,973                         $13,276                              $13,230
Aug. `99                  $13,692                         $12,894                              $12,723


Chart assumes a $10,000 investment on August 1, 1993 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. The Lipper Average represents peer a group of municipal bond mutual funds from Oregon. The unmanaged Lehman Brothers Municipal Bond Index is comprised of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.


TAX-FREE OREGON INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                                Lifetime   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/93)
   Excluding Sales Charge                        +4.71%      +5.81%       -1.67%
   Including Sales Charge                        +4.06%      +5.00%       -5.39%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
   Excluding Sales Charge                        +4.27%      +5.15%       -2.41%
   Including Sales Charge                        +4.12%      +4.82%       -6.17%
--------------------------------------------------------------------------------
Class C (Est. 7/7/95)
   Excluding Sales Charge                        +4.47%                   -2.41%
   Including Sales Charge                        +4.47%                   -3.36%

Performance for all classes includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent deferred sales charges did not apply or the investment was not redeemed.

Class A shares of each Fund have a 3.75% maximum front-end sales charge. Class A Shares have a 0.25% 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

for tax-exempt
   income
    16

TAX-FREE WISCONSIN FUND'S
LIFETIME PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
SEPTEMBER 1, 1993 TO AUGUST 31, 1999


                       Lipper Other
                     States Municipal
                    Debt Fund Average                  Lehman Brothers                   Delaware Tax-Free
                        (23 funds)                  Municipal Bond Index               Wisconsin Fund A Class
                    -----------------               --------------------               ----------------------
Sep. '93                  $10,000                         $10,000                                $9,625
Feb. '94                  $10,123                          $9,991                                $9,718
Aug. '94                   $9,982                          $9,901                                $9,394
Feb. '95                  $10,245                         $10,179                                $9,637
Aug. '95                  $10,692                         $10,779                               $10,055
Feb. '96                  $11,213                         $11,303                               $10,593
Aug. '96                  $11,250                         $11,343                               $10,654
Feb. '97                  $11,765                         $11,926                               $11,074
Aug. '97                  $12,173                         $12,392                               $11,477
Feb. '98                  $12,713                         $13,016                               $12,025
Aug. '98                  $13,090                         $13,464                               $12,411
Feb. '99                  $13,335                         $13,816                               $12,641
Aug. '99                  $12,989                         $13,637                               $12,302

Chart assumes a $10,000 investment on September 1, 1993 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. The Lipper Average represents a peer group of municipal bond mutual funds from many states. The unmanaged Lehman Brothers Municipal Bond Index is comprised of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.

TAX-FREE WISCONSIN FUND'S PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                                Lifetime   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 9/1/93)
   Excluding Sales Charge                        +4.19%      +5.55%       -0.87%
   Including Sales Charge                        +3.53%      +4.75%       -4.56%
--------------------------------------------------------------------------------
Class B (Est. 4/22/95)
   Excluding Sales Charge                        +4.50%                   -1.60%
   Including Sales Charge                        +4.11%                   -5.38%
--------------------------------------------------------------------------------
Class C (Est. 3/28/95)
   Excluding Sales Charge                        +4.59%                   -1.70%
   Including Sales Charge                        +4.59%                   -2.65%

Performance for all classes includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent deferred sales charges did not apply or the investment was not redeemed.

Class A shares of each Fund have a 3.75% maximum front-end sales charge. Class A Shares have a 0.25% 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                       for tax-exempt income 17

Financial Statements

VOYAGEUR MUTUAL FUNDS, INC. - DELAWARE TAX-FREE IDAHO FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999

-------------------------------------------------------------------------------
                                                       PRINCIPAL     MARKET
                                                         AMOUNT      VALUE
                                                       ------------------------
MUNICIPAL BONDS - 93.65%
GENERAL OBLIGATION BONDS - 8.78%
Ada & Canyon County School District #2 5.50%
   7/30/16 ..........................................  $1,055,000  $1,068,884
Bonner County Local Improvement District # 93-1
   6.20% 4/30/05 ....................................     150,000     157,395
Bonner County Local Improvement District # 93-2
   6.35% 4/30/06 ....................................     185,000     194,405
Bonner County Local Improvement District # 93-3
   6.40% 4/30/07 ....................................     195,000     204,902
Bonner County Local Improvement District # 93-4
   6.50% 4/30/08 ....................................     110,000     115,573
Bonner County Local Improvement District # 93-5
   6.50% 4/30/10 ....................................     100,000     104,726
Coeur D' Alene Local Improvement District # 6
   Series 1995 6.00% 7/1/09 .........................      85,000      88,867
Coeur D' Alene Local Improvement District # 6
   Series 1996 6.05% 7/1/10 .........................      90,000      94,185
Coeur D' Alene Local Improvement District # 6
   Series 1997 6.10% 7/1/12 .........................      40,000      41,844
Coeur D' Alene Local Improvement District # 6
   Series 1998 6.10% 7/1/14 .........................      45,000      46,959
Madison County (FSA) 5.40% 8/1/14 ...................     300,000     301,791
Puerto Rico Commonwealth 5.375% 7/1/25 ..............   1,250,000   1,195,313
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 .....................................   1,550,000   1,286,205
Sun Valley 5.20% 8/1/09 .............................     180,000     180,920
                                                                   ----------
                                                                    5,081,969
                                                                   ----------

HIGHER EDUCATION REVENUE BONDS - 6.49%
Boise State University Idaho Revenue Refunding
   & Improvement Student Fee (FSA) 5.00%
   4/1/23 ...........................................   1,000,000     920,720
Idaho State University Student Fee Bonds
   (MBIA) 5.80% 4/1/20 ..............................     550,000     563,508
University of Idaho Student Fees Recreation Center
   (FSA) 5.00% 4/1/25 ...............................   1,000,000     908,810
University of Idaho Student Fee Telecommunications
   (FSA) 5.85% 4/1/11 ...............................   1,300,000   1,363,089
                                                                   ----------
                                                                    3,756,127
                                                                   ----------
HOSPITAL REVENUE BONDS - 17.92%
Idaho Health Facilities Authority Hospital Revenue -
   Elks Rehabilitation Hospital 5.45% 7/15/23 .......   2,000,000   1,809,640
Idaho Health Facilities Authority Revenue -
   Bannock Regional Medical Project
   5.25% 5/1/14 .....................................   1,500,000   1,407,870
Idaho Health Facilities Authority Revenue -
   Bannock Regional Medical Center 6.125%
   5/1/25 ...........................................   1,500,000   1,505,340

-------------------------------------------------------------------------------
                                                       PRINCIPAL     MARKET
                                                         AMOUNT      VALUE
                                                       ------------------------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)

Idaho Health Facilities Authority Revenue -
   Bannock Regional Medical Center 6.375%
   5/1/17 ...........................................  $1,695,000 $ 1,771,021
Idaho Health Facilities Authority Revenue -
   Bonner General Hospital 6.50% 10/1/28 ............   1,500,000   1,496,010
Idaho Health Facilities Bingham Memorial Hospital
   6.00% 3/1/29 .....................................   2,000,000   1,876,920
Idaho Magic Valley Health Facilities (AMBAC)
   5.625% 12/1/13 ...................................     500,000     511,165
                                                                  -----------
                                                                   10,377,966
                                                                  -----------
HOUSING REVENUE BONDS - 7.41%
Idaho State Housing Agency Multi-Family Park
   Place Project (FHA) 6.50% 12/1/36 ................     990,000   1,025,204
Idaho State Housing Finance Authority Single
   Family Series A (AMBAC) 6.05% 7/1/13 .............     390,000     398,654
Idaho State Housing Finance Authority Single
   Family Series A (FHA) 6.10% 7/1/16 ...............     365,000     370,431
Idaho State Housing Finance Authority Single
   Family Series A1 6.85% 7/1/12 ....................      75,000      78,170
Idaho State Housing Finance Authority Single
   Family Series B (FHA) 6.45% 7/1/15 ...............     185,000     190,631
Idaho State Housing Finance Authority Single
   Family Series C-2 6.35% 7/1/15 ...................     245,000     252,779
Idaho State Housing Finance Authority Single
   Family Series E 6.60% 7/1/11 .....................     105,000     109,370
Idaho State Housing Finance Authority Single
   Family Series E (FHA) 6.35% 7/1/15 ...............     335,000     346,216
Idaho State Housing Finance Authority Single
   Family Series G-2 6.15% 7/1/15 ...................   1,495,000   1,521,761
                                                                  -----------
                                                                    4,293,216
                                                                  -----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 5.65%
Idaho State Water Resource Boise Water 7.25%
   12/1/21 ..........................................     100,000     105,515
Meridan EDA for Hi-Micro 5.85% 8/15/11 ..............   1,250,000   1,269,175
Pocatello Development Authority and Tax Increment
   Revenue 7.25% 12/1/08 ............................   1,700,000   1,739,916
Puerto Rico Industrial Medical Environmental
   Revenue - PepsiCo Project 6.25% 11/15/13 .........     150,000     159,864
                                                                  -----------
                                                                    3,274,470
                                                                  -----------
LEASE/CERTIFICATES OF PARTICIPATION - 1.75%
North Idaho College Dorm Housing - Certificates of
   Participation 6.45% 10/1/16 ......................   1,000,000   1,013,730
                                                                  -----------
                                                                    1,013,730
                                                                  -----------
POLLUTION CONTROL REVENUE BONDS - 18.83%
Nez Perce County, Idaho Pollution Control Revenue
   Refunding - Potlatch Project 6.00% 10/1/24 .......   5,500,000   5,492,575
Power County Idaho Pollution Control Revenue -
   FMC Project 5.625% 10/1/14 .......................   5,570,000   5,412,703
                                                                  -----------
                                                                   10,905,278
                                                                  -----------

18 for tax-exempt income

DELAWARE TAX-FREE IDAHO FUND
STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------
                                                       PRINCIPAL     MARKET
                                                         AMOUNT      VALUE
                                                       ------------------------
  MUNICIPAL BONDS (CONTINUED)

  POWER AUTHORITY REVENUE BONDS - 3.99%
+ Puerto Rico Electric Power Authority
   5.56% 7/1/19 (FSA) ...............................  $1,100,000  $  821,007
  Puerto Rico Electric Power Authority (FSA) 6.00%
   7/1/16 ...........................................     100,000     104,715
  Puerto Rico Electric Power Authority Series X
   5.50% 7/1/25 .....................................   1,415,000   1,386,219
                                                                   ----------
                                                                    2,311,941
                                                                   ----------
* PRE-REFUNDED BONDS - 5.64%
  Ada & Canyon County School District #2 5.60%
   7/30/12-03 .......................................   1,325,000   1,401,532
  Ammon, Idaho Urban Renewal Agency Tax Increment
   Revenue 6.25% 8/1/18-06 ..........................     445,000     485,277
  Ammon, Idaho Urban Renewal Agency Tax Increment
   Revenue 5.875% 8/1/17-04 .........................     350,000     376,926
  Canyon County Independent School District #131
   (MBIA) 5.50% 7/30/12-03 ..........................     100,000     103,145
  Gooding and Lincoln Independent School District
   #231 6.30% 2/1/14-04 .............................     100,000     107,414
  Idaho Holy Cross - St. Alphonsus Regional Medical
   Center 6.25% 12/1/22-02 ..........................     590,000     635,288
  Puerto Rico Telephone Revenue Authority 5.50%
   1/1/22-03 ........................................     150,000     157,326
                                                                   ----------
                                                                    3,266,908
                                                                   ----------
  TRANSPORTATION REVENUE BONDS - 0.58%
  Guam Highway (FSA) 6.30% 5/1/12 ...................     150,000     158,307
  Puerto Rico Highway Revenue Series W 5.50%
   7/1/15 ...........................................     175,000     176,461
                                                                   ----------
                                                                      334,768
                                                                   ----------
  WATER & SEWER REVENUE BONDS - 2.23%
  Chubbuck Water Revenue 6.35% 4/1/08 ...............     125,000     129,674
  Chubbuck Water Revenue 6.40% 4/1/10 ...............     135,000     140,106
  McCall Water Revenue (FSA) 5.85% 3/1/16 ...........   1,000,000   1,023,100
                                                                   ----------
                                                                    1,292,880
                                                                   ----------
  OTHER REVENUE BONDS - 14.38%
  Boise Urban Renewal Agency Tax Increment
   Revenue 6.125% 9/1/15 ............................   4,540,000   4,642,241
  Hayden, Idaho Improvement District 95 -
   Special Assessment 6.30% 5/1/12 ..................     115,000     115,216
  Hayden, Idaho Improvement District 95 -
   Special Assessment 6.35% 5/1/13 ..................     120,000     120,236
  Hayden, Idaho Improvement District 95 -
   Special Assessment 6.40% 5/1/14 ..................     125,000     125,271
  Hayden, Idaho Improvement District 95 -
   Special Assessment 6.50% 5/1/15 ..................     125,000     125,284
  Idaho State Building Authority Building Revenue
   Series A 4.75% 9/1/25 ............................   1,500,000   1,302,525
  Puerto Rico Public Building Authority Revenue
   Series M 5.50% 7/1/21 ............................   1,175,000   1,158,750

-------------------------------------------------------------------------------
                                                       PRINCIPAL     MARKET
                                                         AMOUNT      VALUE
                                                       ------------------------
MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS (CONTINUED)

Virgin Islands Public Finance Authority Revenue
   Sub Lien Funded Notes Series E 5.875%
   10/1/18 ..........................................    $750,000 $   735,218
                                                                  -----------
                                                                    8,324,741
                                                                  -----------
Total Municipal Bonds (cost $54,410,324)                           54,233,994
                                                                  -----------

                                                         NUMBER
                                                        OF SHARES
                                                        ---------
SHORT-TERM INVESTMENTS - 5.06%
Dreyfus Tax-Exempt Cash Management, Inc. ............      38,545      38,545
Norwest Advantage Municipal Money Market Fund .......   2,890,652   2,890,652
                                                                  -----------
Total Short-Term Investments (cost $2,929,197) ......               2,929,197
                                                                  -----------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST $57,339,521) - 98.71% ................................   $57,163,191
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES -
    1.29% .....................................................       746,685
                                                                 -----------
NET ASSETS APPLICABLE TO 5,296,849 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ....................   $57,909,876
                                                                  ===========

NET ASSET VALUE - TAX-FREE IDAHO FUND A CLASS
   ($44,299,357 / 4,050,855 SHARES) ...........................        $10.94
                                                                  ===========
NET ASSET VALUE - TAX-FREE IDAHO FUND B CLASS
   ($10,199,350 / 933,698 SHARES) .............................        $10.92
                                                                  ===========
NET ASSET VALUE - TAX-FREE IDAHO FUND C CLASS
   ($3,411,169 / 312,296 SHARES) ..............................        $10.92
                                                                  ===========

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, 100,000,000,000 shares
   authorized to the Fund with 10,000,000,000 shares
   allocated to Tax-Free Idaho Fund A Class,
   10,000,000,000 shares allocated to the Tax-Free
   Idaho Fund B Class and 10,000,000,000 shares
   allocated to the Tax-Free Idaho Fund C Class ...............   $58,130,838
Accumulated net realized loss on investments ..................       (44,632)
Net unrealized depreciation of investments ....................      (176,330)
                                                                  -----------
Total net assets ..............................................   $57,909,876
                                                                  ===========
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

+ Inverse Floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect August 31, 1999.

Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
     FHA - Insured by the Federal Housing Authority
     FSA - Insured by Financial Security Assurance
    MBIA - Insured by the Municipal Bond Insurance Association
                                                       for tax-exempt income 19

DELAWARE TAX-FREE IDAHO FUND
STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------


                                                       ------------------------

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE IDAHO FUND
Net asset value A Class (A) ......................................   $10.94
Sales charge (3.75% of offering price, or
   3.93% of amount invested per share) (B) .......................     0.43
                                                                     ------
Offering price ...................................................   $11.37
                                                                     ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE TAX-FREE IOWA FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999
-------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                                        -----------------------
MUNICIPAL BONDS - 100.11%
GENERAL OBLIGATION BONDS - 0.95%
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 .....................................  $  500,000  $  414,905
                                                                   ----------
                                                                      414,905
                                                                   ----------
HIGHER EDUCATION REVENUE BONDS - 9.27%
Iowa Center Community College Dormitory -
   Merged Area V 5.45% 6/1/18 .......................     545,000     505,128
Iowa Finance Authority Revenue - Student
   Housing Dormitory Revenues for Iowa Valley
   Community College 5.85% 5/1/19 ...................     855,000     802,734
Iowa State University Science & Technology
   Revenue Dormitory 4.85% 7/1/25 ...................     440,000     392,440
Puerto Rico Educational Facility Revenue -
   Polytechnic University 6.50% 8/1/24 ..............     640,000     674,842
State University of Iowa - Board Of Regents
   5.30% 7/1/13 .....................................     500,000     508,985
University of North Iowa - Board Of Regents
   5.30% 7/1/13 .....................................     150,000     152,695
University of Puerto Rico Revenue (MBIA) 5.50%
   6/1/15 ...........................................   1,000,000   1,013,750
                                                                   ----------
                                                                    4,050,574
                                                                   ----------
HOSPITAL REVENUE BONDS - 2.92%
Puerto Rico Hospital Revenue - Hospital Auxilio
   Mutuo Obligated Group (MBIA) 6.25%
   7/1/24 ...........................................   1,200,000   1,277,292
                                                                   ----------
                                                                    1,277,292
                                                                   ----------
HOUSING REVENUE BONDS - 1.60%
Puerto Rico Housing Bank & Finance Agency
   (GNMA) 6.25% 4/1/29 ..............................     675,000     697,174
                                                                   ----------
                                                                      697,174
                                                                   ----------

-------------------------------------------------------------------------------
                                                       PRINCIPAL     MARKET
                                                         AMOUNT      VALUE
                                                       ------------------------
 MUNICIPAL BONDS (CONTINUED)
 INDUSTRIAL DEVELOPMENT REVENUE BONDS - 18.18%
 Iowa Finance Authority - Underground Storage
    Tank Revenue 5.125% 7/1/14 ......................   $5,200,000  $5,138,484
 Lee County Urban Renewal Revenue - Keokuk
    Waste Treatment 6.40% 6/1/07 ....................      500,000     519,785
 Puerto Rico Commonwealth Industrial Development
    General Purpose Revenue Series B 5.375%
    7/1/16 ..........................................    1,000,000     973,480
 Puerto Rico Port Authority Revenue - Special
    Facility - American Airlines (AMT) 6.25%
    6/1/26 ..........................................    1,275,000   1,312,893
                                                                    ----------
                                                                     7,944,642
                                                                    ----------
 POWER AUTHORITY REVENUE BONDS - 9.25%
+Puerto Rico Electric Power Authority Revenue
    Series DD (FSA) 5.56% 7/1/19 ....................    1,000,000     746,370
 Puerto Rico Electric Power Authority Revenue
    Series EE 4.75% 7/1/24 ..........................    1,400,000   1,204,448
 Puerto Rico Electric Power Authority Revenue
    Series U 6.00% 7/1/14 ...........................    1,100,000   1,158,982
 Virgin Islands Water & Power Authority Electric
    System Revenue 5.30% 7/1/18 .....................    1,000,000     934,400
                                                                    ----------
                                                                     4,044,200
                                                                    ----------
*PRE-REFUNDED/ESCROWED TO MATURITY
    BONDS - 6.59%
 Puerto Rico Electric Power Authority Revenue
    6.25% 7/1/17-02 .................................    1,000,000   1,065,460
 Virgin Islands Public Finance Authority (Escrowed
    to maturity) 7.30% 10/1/18 ......................    1,500,000   1,814,430
                                                                    ----------
                                                                     2,879,890
                                                                    ----------
 TRANSPORTATION REVENUE BONDS - 7.94%
 Guam Highway (FSA) 6.30% 5/1/12 ....................    1,950,000   2,057,991
 Puerto Rico Commonwealth Highway &
    Transportation Revenue 5.25% 7/1/21 .............    1,500,000   1,414,395
                                                                    ----------
                                                                     3,472,386
                                                                    ----------
 UTILITY REVENUE BONDS - 5.09%
 Puerto Rico Telephone Revenue Authority 5.50%
    1/1/22 ..........................................    2,120,000   2,223,541
                                                                    ----------
                                                                     2,223,541
                                                                    ----------
 WATER & SEWER REVENUE BONDS - 10.62%
 Iowa Finance Authority - State Revolving Fund
    Revenue 5.20% 5/1/23 ............................    2,445,000   2,323,581
 Iowa Finance Authority - State Revolving Fund
    Revenue 6.25% 5/1/24 ............................    1,750,000   1,855,963
 Virgin Islands Water & Power Authority Water
    System Revenue 5.50% 7/1/17 .....................      510,000     461,560
                                                                    ----------
                                                                     4,641,104
                                                                    ----------
 OTHER REVENUE BONDS - 27.70%
 Bettendorf, Iowa Urban Renewal Tax Increment
    Revenue-Series A 5.00% 6/1/00 ...................      300,000     300,456
 Bettendorf, Iowa Urban Renewal Tax Increment
    Revenue-Series A 5.10% 6/1/01 ...................      315,000     316,121

20 for tax-exempt income

DELAWARE TAX-FREE IOWA FUND
STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------
                                                       PRINCIPAL     MARKET
                                                         AMOUNT      VALUE
                                                       ------------------------
MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS (CONTINUED)

Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.20% 6/1/02 ....................  $  330,000 $   331,815
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.30% 6/1/03 ....................     345,000     347,529
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.40% 6/1/04 ....................     365,000     368,307
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.50% 6/1/05 ....................     385,000     389,115
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.60% 6/1/06 ....................     405,000     409,945
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.70% 6/1/07 ....................     425,000     430,797
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.80% 6/1/08 ....................     450,000     456,111
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.90% 6/1/09 ....................     800,000     810,320
Iowa Finance Authority Revenue - Correctional
   Facility Program 5.70% 6/15/14 ...................   2,000,000   2,056,260
Puerto Rico Municipal Finance Authority (FSA)
   6.00% 7/1/14 .....................................   1,700,000   1,798,073
Puerto Rico Public Building Authority Revenue -
   Series L 5.75% 7/1/16 ............................   1,000,000   1,011,240
Puerto Rico Public Building Authority Revenue -
   Series M 5.50% 7/1/21 ............................   1,100,000   1,084,787
Puerto Rico Public Building Authority Revenue -
   Series M 5.75% 7/1/15 ............................   1,000,000   1,016,220
Virgin Islands Public Finance Authority Revenue -
   Sub Lien Funded Loan Notes Series E 5.875%
   10/1/18 ..........................................   1,000,000     980,290
                                                                  -----------
                                                                   12,107,386
                                                                  -----------
Total Municipal Bonds (cost $42,734,514) ............              43,753,094
                                                                  -----------

-------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES OWNED - 100.11%
   (COST $42,734,514) ..........................................  $43,753,094
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (0.11%) ......      (49,972)
                                                                  -----------
NET ASSETS APPLICABLE TO 4,506,043 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% .....................  $43,703,122
                                                                  ===========

NET ASSET VALUE - TAX-FREE IOWA FUND A CLASS
   ($37,807,080 / 3,898,185 SHARES) ............................        $9.70
                                                                        =====
NET ASSET VALUE - TAX-FREE IOWA FUND B CLASS
   ($4,599,935 / 474,190 SHARES) ...............................        $9.70
                                                                        =====
NET ASSET VALUE - TAX-FREE IOWA FUND C CLASS
   ($1,296,107 / 133,668 SHARES) ...............................        $9.70
                                                                        =====

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares
   allocated to Tax-Free Iowa Fund A Class, 1,000,000,000
   shares allocated to Tax-Free Iowa Fund B Class,
   1,000,000,000 shares allocated to Tax-Free Iowa
   Fund C Class ................................................  $44,308,634
Accumulated net realized loss on investments ...................   (1,624,092)
Net unrealized appreciation of investments .....................    1,018,580
                                                                  -----------
Total net assets ...............................................  $43,703,122
                                                                  ===========
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

+ Inverse Floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect August 31, 1999.

Summary of Abbreviations:
    AMT - Alternative Minimum Tax
    FSA - Insured by Financial Security Assurance
   GNMA - Insured by the Government National Mortgage Association
   MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE - TAX-FREE IOWA FUND
Net asset value A Class (A) ....................................        $9.70
Sales charge (3.75% of offering price or 3.92% of amount
   invested per share) (B) .....................................         0.38
                                                                       ------
Offering price .................................................       $10.08
                                                                       ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes
                                                       for tax-exempt income 21

VOYAGEUR INVESTMENT TRUST
DELAWARE TAX-FREE KANSAS FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999
-------------------------------------------------------------------------------
                                                       PRINCIPAL      MARKET
                                                         AMOUNT       VALUE
                                                      -------------------------
MUNICIPAL BONDS - 93.89%
CERTIFICATE OF PARTICIPATION - 7.48%
Linn County, Kansas for American One, LLC
   7.25% 3/1/13 .....................................  $  350,000  $  342,941
Spring Hill Certificate of Participation A Spring
   Hill Golf Corp. 6.50% 1/15/28 ....................   1,000,000     917,980
                                                                   ----------
                                                                    1,260,921
                                                                   ----------
GENERAL OBLIGATION BONDS - 13.10%
Allen County Unified School District #258
   (AMBAC) 6.875% 9/1/10 ............................     240,000     276,389
Ellsworth County, Kansas Series 1 5.75% 9/1/17 ......     250,000     252,870
Linn County Unified School District 5.70%
   11/1/16 ..........................................     500,000     510,855
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 .....................................   1,100,000     912,791
Summer County Unified School District #356
   (MBIA) 5.75% 9/1/11 ..............................     250,000     257,132
                                                                   ----------
                                                                    2,210,037
                                                                   ----------
HIGHER EDUCATION REVENUE BONDS - 12.71%
Kansas Development Finance Authority - Kansas
   Board of Regents - Wichita State University
   (AMBAC) 5.875% 6/1/17 ............................     300,000     307,077
Puerto Rico Educational Facility Revenue -
   Polytechnic University 6.50% 8/1/24 ..............   1,150,000   1,212,606
Winfield Kansas Educational Facilities Revenue
   Refunding and Improvement 5.75% 4/1/22 ...........     680,000     623,764
                                                                   ----------
                                                                    2,143,447
                                                                   ----------
HOSPITAL REVENUE BONDS - 11.47%
Kansas State Development Finance Authority
   Health Facilities Revenue Stormont - Vail
   Healthcare (MBIA) 2.95% 11/15/23 .................     600,000     600,000
Lawrence, Kansas for Lawrence Memorial
   Hospital 6.20% 7/1/19 ............................     250,000     256,032
Olathe, Kansas Health Facility Revenue for
   Evangelical Lutheran Good Samaritan Project
   (AMBAC) 6.00% 5/1/19 .............................     250,000     258,138
Olathe, Kansas Health Facility Revenue for Olathe
   Medical Center Series 94A (AMBAC) 5.875%
   9/1/16 ...........................................     100,000     101,214
Shawnee County Sister of Charity Leavenworth
   Hospital (FSA) 5.00% 12/1/23 .....................     250,000     222,037
Wichita, Kansas Health Care Improvement
   Industrial Revenue (The Kansas Masonic
   Home - Series VI) 6.25% 12/1/17 ..................     500,000     496,715
                                                                   ----------
                                                                    1,934,136
                                                                   ----------
HOUSING REVENUE BONDS - 9.68%
Kansas Development Finance Authority Revenue
   for Martin Creek Multifamily Housing Project
   (FHA) 6.50% 8/1/24 ...............................      50,000      51,841

-------------------------------------------------------------------------------
                                                       PRINCIPAL      MARKET
                                                         AMOUNT       VALUE
                                                      -------------------------
  MUNICIPAL BONDS (CONTINUED)
  HOUSING REVENUE BONDS (CONTINUED)

  Kansas State Development Finance Authority
   Multifamily Revenue - Oak Ridge Park
   Apartments Project - Series F 6.625%
   8/1/29 ...........................................  $1,000,000  $1,022,140
  Olathe, Kansas Multifamily Housing - Deerfield
   Apartments Series 1994A (FNMA) 6.45%
   6/1/19 ...........................................     250,000     258,668
  Olathe, Kansas Multifamily Housing - Jefferson
   Place Apartments Project - Series B 6.10%
   7/1/22 ...........................................     300,000     300,576
                                                                   ----------
                                                                    1,633,225
                                                                   ----------
  INDUSTRIAL DEVELOPMENT REVENUE BONDS - 7.27%
  Columbus Kansas Industrial Revenue ACE
   Electrical Acquisition 7.00% 8/1/17 ..............     800,000     782,392
  Manhattan, Kansas Industrial Revenue
   Farrar Corp. Project 7.00% 8/1/14 ................     400,000     393,796
  Wamego Pollution Control Revenue Western
   Resources Inc. Project (MBIA) 6.00% 2/1/33 .......      50,000      50,952
                                                                   ----------
                                                                    1,227,140
                                                                   ----------
  POWER AUTHORITY REVENUE BONDS - 5.45%
+ Puerto Rico Electric Power Authority
   5.60% 7/1/19 .....................................     600,000     447,822
  Puerto Rico Electric Power Authority Series Z
   5.25% 7/1/21 .....................................     500,000     471,465
                                                                   ----------
                                                                      919,287
                                                                   ----------
* PRE-REFUNDED BONDS - 19.78%
  Douglas County Lawrence Unified School District
   #497 6.00% 9/1/15-03 .............................     250,000     262,082
  Jefferson County Unified School District #340
   (FSA) 6.35% 9/1/15-04 ............................     250,000     270,715
  Johnson County G.O. Improvement 6.125%
   9/1/12-02 ........................................     600,000     626,790
  Kansas City Community College Student Center
   (MBIA) 6.25% 5/15/20-02 ..........................     300,000     314,973
  Kansas City Utility System Revenue (FGIC)
   6.375% 9/1/23-04 .................................     295,000     324,497
  Kansas Development Finance Authority Water
   Pollution Control Sewer Revenue 6.00%
   11/1/14-03 .......................................     250,000     268,915
  Maize Unified School District #266 Series 1994
   (FSA) 5.875% 9/1/12-03 ...........................     250,000     263,560
  Sedgwick County Unified School District #265
   (FSA) 5.50% 10/1/13-04 ...........................     250,000     261,457
  Sedgwick County Unified School District #267
   6.15% 11/1/09-05 .................................     250,000     270,288
  Shawnee County Unified School District #345
   (MBIA) 5.75% 9/1/11-04 ...........................     250,000     264,068
  Shawnee County Unified School District #501
   (FGIC) 5.75% 2/1/11-03 ...........................     200,000     208,264
                                                                   ----------
                                                                    3,335,609
                                                                   ----------

22 for tax-exempt income

DELAWARE TAX-FREE KANSAS FUND
STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------
                                                       PRINCIPAL      MARKET
                                                         AMOUNT       VALUE
                                                      -------------------------
MUNICIPAL BONDS (CONTINUED)
TRANSPORTATION REVENUE BONDS - 0.59%
Kansas Department of Transportation 5.375%
   3/1/13 ...........................................    $100,000 $   100,306
                                                                  -----------
                                                                      100,306
                                                                  -----------
WATER & SEWER REVENUE BONDS - 6.36%
Haysville Water & Sewer (FSA) 5.80% 10/1/16 .........     250,000     256,840
Johnson County Water Revenue 5.25% 12/1/15 ..........     175,000     172,914
Kansas City Utility System Revenue (FGIC)
   6.375% 9/1/23 ....................................     605,000     642,528
                                                                  -----------
                                                                    1,072,282
                                                                  -----------
Total Municipal Bonds (cost $15,471,683)                           15,836,390
                                                                  -----------


TOTAL MARKET VALUE OF SECURITIES OWNED - 93.89%
   (COST $15,471,683) ........................................    $15,836,390
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 6.11% ......      1,030,020
                                                                  -----------
NET ASSETS APPLICABLE TO 1,585,132 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ...................    $16,866,410
                                                                  ===========

NET ASSET VALUE - TAX-FREE KANSAS FUND A CLASS
   ($11,497,655 / 1,081,077 SHARES) ..........................         $10.64
                                                                  ===========
NET ASSET VALUE - TAX-FREE KANSAS FUND B CLASS
   ($4,910,483 / 460,968 SHARES) .............................         $10.65
                                                                  ===========
NET ASSET VALUE - TAX-FREE KANSAS FUND C CLASS
   ($458,272 / 43,087 SHARES) ................................         $10.64
                                                                  ===========

COMPONENTS OF NET ASSETS AT AUGUST 31,1999:
Common stock, $0.01 par value, unlimited shares authorized
   to the Tax-Free Kansas Fund ...............................    $16,544,649
Undistributed net investment income ..........................          7,180
Accumulated net realized loss on investments .................        (50,126)
Net unrealized appreciation of investments ...................        364,707
                                                                  -----------
Total net assets .............................................    $16,866,410
                                                                  ===========
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

+ Inverse Floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect August 31, 1999.

--------------------------------------------------------------------------------
Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
    FGIC - Insured by the Financial Guaranty Insurance Company
     FHA - Insured by the Federal Housing Authority
    FNMA - Insured by the Federal National Mortgage Association
     FSA - Insured by Financial Security Assurance
    MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE KANSAS FUND
Net asset value A Class (A) ..................................         $10.64
Sales charge (3.75% of offering price or 3.85% of amount
   invested per share) (B) ...................................           0.41
                                                                       ------
Offering price ...............................................         $11.05
                                                                       ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

VOYAGEUR INVESTMENT TRUST -
DELAWARE TAX-FREE KANSAS FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999

ASSETS:
Investments at market (Cost $15,471,683) ............ $15,836,390
Cash ................................................     854,254
Interest receivable .................................     252,509
Subscriptions receivable ............................      97,007
Receivable for securities sold ......................     779,954
Other assets ........................................       3,449
                                                      -----------
   Total assets .....................................               $17,823,563
                                                                    -----------

LIABILITIES:
Payable for securities purchased ....................     922,669
Other accounts payable and accrued expenses .........      34,484
                                                      -----------
   Total liabilities ................................                   957,153
                                                                    -----------

TOTAL NET ASSETS ....................................               $16,866,410
                                                                    ===========

                             See accompanying notes
                                                       for tax-exempt income 23

VOYAGEUR INVESTMENT TRUST
DELAWARE TAX-FREE MISSOURI INSURED FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999
------------------------------------------------------------------------------
                                                       PRINCIPAL       MARKET
                                                        AMOUNT         VALUE
                                                      ------------------------
MUNICIPAL BONDS - 98.45%
GENERAL OBLIGATION BONDS - 5.40%
Springfield School District #R12 Series A (MBIA)
   5.25% 3/1/11 .....................................  $  500,000  $  501,260
St. Charles (FSA) 5.75% 3/1/15 ......................   1,000,000   1,021,150
St. Charles County Montana Francis Howell
   School District Capital Appreciation (FGIC)
   0.00% 3/1/16 .....................................   2,000,000     791,460
St Charles County Montana Francis Howell
   School District Capital Appreciation (FGIC)
   0.00% 3/1/17 .....................................   1,500,000     557,340
                                                                   ----------
                                                                    2,871,210
                                                                   ----------
HIGHER EDUCATION REVENUE BONDS - 1.89%
Missouri State Health & Education Facility -
   Central Missouri State University (AMBAC)
   5.75% 10/1/25 ....................................   1,000,000   1,002,990
                                                                   ----------
                                                                    1,002,990
                                                                   ----------
HOSPITAL REVENUE BONDS - 25.24%
Cape Girardeau SE Missouri Hospital (MBIA)
   5.25% 6/1/16 .....................................   1,000,000     977,060
Hannibal Health Facilities Series A (Hannibal
   Regional Hospital) (FSA) 5.625% 3/1/12 ...........   2,500,000   2,560,150
Hannibal Health Facilities Series A (Hannibal
   Regional Hospital) (FSA) 5.75% 3/1/22 ............   1,000,000   1,005,330
Jackson County St. Joseph's Hospital (MBIA)
   6.50% 7/1/12 .....................................   1,895,000   2,020,544
Jackson County St. Mary's Hospital (MBIA)
   5.75% 7/1/24 .....................................   2,000,000   2,006,520
Missouri State Health & Education Facility
   (Children's Mercy Hospital) (MBIA) 5.65%
   5/15/23 ..........................................   1,000,000   1,000,390
Missouri State Health & Education Facility (Health
   Midwest) (MBIA) 6.25% 2/15/22 ....................   1,000,000   1,041,600
Missouri State Health & Education Facility
   (Heartland Health Systems) (AMBAC) 6.35%
   11/15/17 .........................................   1,250,000   1,317,137
Missouri State Health & Education Facility (SSM
   Health Care) (MBIA) 6.40% 6/1/10 .................     500,000     549,730
Missouri State Health & Education Facility (St.
   Luke's Health Systems) (MBIA) 5.125%
   11/15/19 .........................................   1,000,000     933,720
                                                                   ----------
                                                                   13,412,181
                                                                   ----------
HOUSING REVENUE BONDS - 14.76%
Missouri Single Family Housing (FNMA/GNMA)
   7.20% 9/1/26 .....................................   1,640,000   1,797,014
Missouri Single Family Housing (FNMA/GNMA)
   7.25% 9/1/26 .....................................   1,965,000   2,124,420
Missouri Single Family Housing (FNMA/GNMA)
   7.45% 9/1/27 .....................................   1,585,000   1,748,413
Missouri Single Family Housing (FNMA/GNMA)
   7.55% 9/1/27 .....................................   1,470,000   1,610,576

--------------------------------------------------------------------------------
                                                       PRINCIPAL       MARKET
                                                        AMOUNT         VALUE
                                                     --------------------------

 MUNICIPAL BONDS (CONTINUED)
 HOUSING REVENUE BONDS (CONTINUED)
 Missouri Single Family Housing (GNMA) 7.20%
    12/1/17 .........................................  $  175,000 $   185,899
 Missouri Single Family Housing (GNMA) 7.25%
    12/1/20 .........................................     355,000     376,020
                                                                  -----------
                                                                    7,842,342
                                                                  -----------
 INDUSTRIAL DEVELOPMENT REVENUE BONDS - 1.95%
 St. Louis Municipal Finance Corporation City
    Lease Revenue - City Justice Center,
    Series A (AMBAC) 5.95% 2/15/16 ..................   1,000,000   1,038,260
                                                                  -----------
                                                                    1,038,260
                                                                  -----------
 LEASE - 1.94%
 Kansas City Muehlebach Hotel (FSA) 5.90%
    12/1/18 .........................................   1,000,000   1,033,290
                                                                  -----------
                                                                    1,033,290
                                                                  -----------
 POWER AUTHORITY REVENUE BONDS - 4.63%
 Puerto Rico Electric Power Authority Power
    Revenue-Series EE (MBIA) 4.50% 7/1/18 ...........     500,000     433,320
+Puerto Rico Electric Power Authority Power
    Revenue (FSA) 5.56%
    7/1/19 ..........................................   1,275,000     951,622
 Sikeston Electric Revenue (MBIA) 6.00% 6/1/13 ......   1,000,000   1,075,740
                                                                  -----------
                                                                    2,460,682
                                                                  -----------
*PRE-REFUNDED/ESCROWED TO MATURITY
    Bonds - 27.34%
 Clark County School District (FSA) 5.75%
    3/1/15-05 .......................................   1,775,000   1,854,715
 Franklin County School District (FGIC) 5.75%
    3/1/13-03 .......................................   1,100,000   1,134,320
 Greene County Single Family Mortgage Revenue -
    (Private Mortgage Insurance) (Escrowed to
    maturity) 0.00% 3/1/16 ..........................   1,225,000     492,597
 Kansas City Airport Revenue (FSA) 6.875%
    9/1/14-04 .......................................   1,675,000   1,866,168
 Sikeston Electric Revenue (MBIA) 6.25%
    6/1/12-02 .......................................   2,000,000   2,137,000
 St. Charles School District (FGIC) 6.50%
    2/1/14-06 .......................................   1,250,000   1,373,237
 St. Louis County School District #8 (MBIA) 5.60%
    2/15/15-05 ......................................   1,490,000   1,559,598
 St. Louis Municipal Finance Corporation
    Leasehold Revenue - (FGIC) 6.25%
    2/15/12-05 ......................................   1,850,000   1,993,763
 Troy School District #3 Lincoln County (MBIA)
    6.10% 3/1/14-05 .................................   1,235,000   1,322,796
 West Platte School District (MBIA) 5.85%
    3/1/15-05 .......................................     750,000     794,318
                                                                  -----------
                                                                   14,528,512
                                                                  -----------

24 for tax-exempt income

DELAWARE TAX-FREE MISSOURI INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
------------------------------------------------------------------------------
                                                       PRINCIPAL       MARKET
                                                        AMOUNT         VALUE
                                                      ------------------------
MUNICIPAL BONDS (CONTINUED)

UTILITY REVENUE BONDS - 4.30%
Missouri Environmental Pollution Control Revenue -
   St. Joseph's Light and Power Co. (AMBAC)
   5.85% 2/1/13 .......................................$2,200,000 $ 2,281,290
                                                                  -----------
                                                                    2,281,290
                                                                  -----------
WATER & SEWER REVENUE BONDS - 4.18%
Liberty Sewer (MBIA) 6.00% 2/1/08 .....................   600,000     644,166
Liberty Sewer (MBIA) 6.15% 2/1/15 ..................... 1,500,000   1,577,550
                                                                  -----------
                                                                    2,221,716
                                                                  -----------
OTHER REVENUE BONDS - 6.82%
Kansas City Municipal Assistance - Bartle Hall
   Convention Center (MBIA) 5.60% 4/15/16 ............. 1,240,000   1,249,077
Missouri State Environmental - State Revolving
   Fund - Branson (FSA) 6.05% 7/1/16 .................. 2,265,000   2,372,950
                                                                  -----------
                                                                    3,622,027
                                                                  -----------
Total Municipal Bonds (cost $50,484,553)                           52,314,500
                                                                  -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.45%
   (COST $50,484,553) .................................           $52,314,500
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.55%               825,381
                                                                  -----------
NET ASSETS APPLICABLE TO 5,139,267 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ............           $53,139,881
                                                                  ===========

NET ASSET VALUE - TAX FREE MISSOURI INSURED FUND A CLASS
   ($42,336,683 / 4,094,260 SHARES) ...................                $10.34
                                                                       ======
NET ASSET VALUE - TAX FREE MISSOURI INSURED FUND B CLASS
   ($10,571,727 / 1,022,634 SHARES) ...................                $10.34
                                                                       ======
NET ASSET VALUE - TAX FREE MISSOURI INSURED FUND C CLASS
   ($231,471 / 22,373 SHARES) .........................                $10.35
                                                                       ======

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares allocated to Tax Free Missouri Insured Fund A Class, 1,000,000,000
   shares allocated to Tax Free Missouri Insured Fund B Class and 1,000,000,000 shares allocated to Tax Free Missouri
   Insured Fund C Class ...................................      $52,155,347
Accumulated net realized loss on investments ..............         (845,413)
Net unrealized appreciation of investments ................        1,829,947
                                                                ------------
Total net assets ..........................................      $53,139,881
                                                                ============
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

+ Inverse Floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect August 31, 1999.

Summary of Abbreviations:
   AMBAC - Insured by the Ambac Indemnity Corporation
    FGIC - Insured by the Financial Guaranty Insurance Company FNMA - Insured by the Federal National Mortgage Association
     FSA - Insured by Financial Security Assurance
    GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE MISSOURI INSURED FUND
Net asset value A Class (A) .......................................   $10.34
Sales charge (3.75% of offering price or
   3.87% of amount invested per share) (B) ........................   $ 0.40
                                                                      ------
Offering price ....................................................   $10.74
                                                                      ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes
                                                        for tax-exempt income 25

VOYAGEUR TAX-FREE FUNDS, INC.
DELAWARE TAX-FREE NORTH DAKOTA FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999

                                                        PRINCIPAL      MARKET
                                                         AMOUNT         VALUE
                                                      --------------------------
MUNICIPAL BONDS - 97.07%
GENERAL OBLIGATION BONDS - 0.99%
Grand Forks Sewer Revenue 6.70% 6/1/07 ...............   $270,000    $279,696
                                                                   ----------
                                                                      279,696
                                                                   ----------
HIGHER EDUCATION REVENUE BONDS - 6.09%
Burleigh County North Dakota University Facility
   Revenue University of Mary Project 5.625%
   12/1/15 ...........................................  1,000,000     949,390
North Dakota State University Housing & Auxiliary
   Facility 6.30% 4/1/07 .............................    250,000     259,520
North Dakota State University Housing & Auxiliary
   Facility 6.50% 4/1/12 .............................    500,000     519,790
                                                                   ----------
                                                                    1,728,700
                                                                   ----------
HOSPITAL REVENUE BONDS - 29.00%
Cando, North Dakota Nursing Facility Revenue -
   Towner County Medical Center Project
   7.125% 8/1/22 .....................................  1,000,000   1,051,280
Carrington, North Dakota Health Facility Revenue
   for Carrington Health Center 6.25%
   11/15/15 ..........................................    500,000     522,910
Cass County, North Dakota Health Facility Revenue
   for Catholic Health - Villa Nazareth Project
   6.25% 11/15/14 ....................................  1,000,000   1,047,210
Fargo Hospital Facility St. Luke's Hospital, Series
   1992 6.50% 6/1/15 .................................  1,000,000   1,050,580
Grand Forks, North Dakota Senior Housing
   Revenue 4000 Valley Square Project
   6.25% 12/1/34 .....................................  2,000,000   1,944,360
Grand Forks, United Hospital Obligated Group
   (MBIA) 6.125% 12/1/14..............................    225,000     238,383
Grand Forks, United Hospital Obligated Group
   (MBIA) 6.25% 12/1/19 ..............................    250,000     264,725
Killdeer, North Dakota Nursing Care Revenue -
   Hill Top Home of Comfort 6.00% 11/1/12 ............    820,000     804,584
Valley City, North Dakota Congregate Housing
   Revenue - Bridgeview Estates Project 7.25%
   8/1/22 ............................................    300,000     315,918
Ward County, North Dakota Health Care Facility
   Revenue - Trinity Obligated Group Series 96A
   6.00% 7/1/11 ......................................  1,000,000     997,390
                                                                   ----------
                                                                    8,237,340
                                                                   ----------
HOUSING REVENUE BONDS - 25.02%
Minot Single Family Mortgage 7.70% 8/1/10 ............    130,000     134,306
North Dakota Housing Finance Agency Single
   Family Mortgage Series A (FHA) 6.75%
   7/1/12 ............................................    140,000     145,823
North Dakota Housing Finance Authority Single
   Family Mortgage 6.25% 1/1/17 ......................  2,105,000   2,175,349
North Dakota Housing Finance Authority Single
   Family Mortgage Series A 6.30% 7/1/16 .............  1,770,000   1,835,242
North Dakota State Housing Finance Agency
   Revenue Multifamily (FNMA) 6.125%
   12/1/15 ...........................................    500,000     515,130

                                                        PRINCIPAL      MARKET
                                                         AMOUNT         VALUE
                                                      --------------------------

 MUNICIPAL BONDS (CONTINUED)
 HOUSING REVENUE BONDS (CONTINUED)
 North Dakota State Housing Finance Agency
   Revenue Multifamily (FNMA) 6.15%
   12/1/17 ........................................... $1,300,000  $1,339,728
 North Dakota State Housing Finance Agency
   Single Family Mortgage Series E (FNMA)
   6.30% 1/1/15 ......................................    680,000     700,033
 North Dakota State Housing Finance Authority
   Single Family Mortgage Series A 6.95%
   7/1/12 ............................................    250,000     261,250
                                                                   ----------
                                                                    7,106,861
                                                                   ----------
 INDUSTRIAL DEVELOPMENT REVENUE BONDS - 1.85%
 Mercer County Pollution Control - Otter Tail Power
   Company Project 6.90% 2/1/19 ......................    500,000     525,595
                                                                   ----------
                                                                      525,595
                                                                   ----------
 POWER AUTHORITY REVENUE BONDS - 11.41%
 Mercer County Pollution Control Revenue
   Montana - Dakota Utilities Company Project
   (FGIC) 6.65% 6/1/22 ...............................    500,000     531,720
 Mercer County Pollution Control Revenue for Basin
   Electric Revenue 6.05% 1/1/19 .....................  1,250,000   1,282,563
+Puerto Rico Electric Power Authority
   (FSA) 5.56% 7/1/19 ................................    900,000     671,733
 Puerto Rico Electric Power Authority Series Z
   5.25% 7/1/21  .....................................    800,000     754,344
                                                                   ----------
                                                                    3,240,360
                                                                   ----------
*PRE-REFUNDED BONDS - 4.08%
 Bismarck Hospital Alexius Medical Center
   (AMBAC) 6.90% 5/1/06-01 ...........................    500,000     531,820
 Burleigh County University Facilities University
   of Mary Project 7.125% 12/1/11-01 .................    250,000     267,650
 Fargo Park District Revenue 7.25% 11/1/11-00 ........    200,000     207,358
 North Dakota State Municipal Bond Bank 6.25%
   12/1/11-99  .......................................    150,000     150,942
                                                                   ----------
                                                                    1,157,770
                                                                   ----------
 TRANSPORTATION REVENUE BONDS - 5.13%
 Puerto Rico Commonwealth Highway &
   Transportation Authority Series Y 5.50%
   7/1/26 ............................................  1,500,000   1,456,890
                                                                   ----------
                                                                    1,456,890
                                                                   ----------
 TERRITORIAL REVENUE BONDS - 3.13%
 Guam Power Series A 5.125% 10/1/29 ..................  1,000,000     890,160
                                                                   ----------
                                                                      890,160
                                                                   ----------
 OTHER REVENUE BONDS - 10.37%
 North Dakota Building Authority Revenue (FSA)
   6.00% 12/1/14 .....................................  1,310,000   1,361,706
 North Dakota Building Authority Revenue (FSA)
   6.10% 12/1/16 .....................................  1,480,000   1,543,758
 North Dakota State Student Loan (AMBAC)
   7.00% 7/1/05 ......................................     40,000      41,122
                                                                   ----------
                                                                    2,946,586
                                                                   ----------
 Total Municipal Bonds (cost $26,954,827).............             27,569,958
                                                                   ----------

26 for tax-exempt income


DELAWARE TAX-FREE NORTH DAKOTA FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                          NUMBER       MARKET
                                                        OF SHARES       VALUE
                                                      --------------------------
SHORT-TERM INVESTMENTS - 0.05%
Norwest Advantage Municipal Money Market Fund ..........   15,037     $15,037
                                                                  -----------
Total Short-Term Investments (cost $15,037).............               15,037
                                                                  -----------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST $26,969,864) - 97.12% ............................       $27,584,995
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 2.88%....           817,147
                                                                  -----------
NET ASSETS APPLICABLE TO 2,625,724 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00%.................       $28,402,142
                                                                  ===========

NET ASSET VALUE - TAX-FREE NORTH DAKOTA FUND A CLASS
   ($27,032,045 / 2,499,048 SHARES) .......................            $10.82
                                                                       ======
NET ASSET VALUE - TAX-FREE NORTH DAKOTA FUND B CLASS
   ($1,048,484 / 96,932 SHARES) ...........................            $10.82
                                                                       ======
NET ASSET VALUE - TAX-FREE NORTH DAKOTA FUND C CLASS
   ($321,613 / 29,744 SHARES) .............................            $10.81
                                                                       ======

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares
   allocated to Tax-Free North Dakota Fund A Class,
   1,000,000,000 shares allocated to the Tax-Free North
   Dakota Fund B Class and 1,000,000,000 shares allocated
   to the Tax-Free North Dakota Fund C Class ..............       $27,833,532
Accumulated net realized loss on investments ..............           (46,521)
Net unrealized appreciation of investments ................           615,131
                                                                  -----------
Total net assets ..........................................       $28,402,142
                                                                  ===========
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

+ Inverse Floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect August 31, 1999.

Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
    FGIC - Insured by the Financial Guaranty Insurance Company
     FHA - Insured by the Federal Housing Authority
    FNMA - Insured by the Federal National Mortgage Association
     FSA - Insured by Financial Security Assurance
    MBIA - Insured by the Municipal Bond   Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE NORTH DAKOTA FUND
Net asset value A Class (A)................................            $10.82
Sales charge (3.75% of offering price, or
   3.88% of amount invested per share) (B) ................              0.42
                                                                       ------
Offering price  ...........................................            $11.24
                                                                       ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

VOYAGEUR INVESTMENT TRUST
DELAWARE TAX-FREE OREGON INSURED FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999

                                                        PRINCIPAL      MARKET
                                                         AMOUNT         VALUE
                                                      --------------------------

MUNICIPAL BONDS - 94.63%
CERTIFICATES OF PARTICIPATION - 6.11%
Oregon State Department Administrative Services
   Certificate of Participation-Series A (AMBAC)
   5.00%  5/1/24 ..................................... $2,500,000  $2,266,500
                                                                   ----------
                                                                    2,266,500
                                                                   ----------
GENERAL OBLIGATION BONDS - 21.04%
Clackamas County Oregon School District (FGIC)
   4.80% 6/1/18 ......................................  1,500,000   1,348,815
Columbia County Oregon School District (FGIC)
   0.00% 6/1/17 ......................................  1,000,000     366,340
Hermiston Water Bonds (AMBAC) 6.20% 8/1/24                500,000     515,290
Josephine County Oregon (AMBAC) 4.875%
   6/1/18.............................................  1,000,000     907,790
Lane County School District #19 (Springfield)
   (FGIC) 6.00% 10/15/14..............................    500,000     534,440
Lincoln County School District (FGIC) 5.25%
   6/15/12 ...........................................  1,450,000   1,444,534
Malheur County Jail (MBIA) 6.30% 12/1/12                  500,000     534,725
Multnomah County School District #3 Park Rose
   (FGIC) 5.50% 12/1/11  .............................    500,000     506,030
North Unit Irrigation District (MBIA) 5.75%
   6/1/16  ...........................................  1,000,000   1,020,600
Portland (MBIA) 5.75% 6/1/15 .........................    500,000     512,215
Umatilla County Oregon School District #6R
   Umatilla (AMBAC) 0.00% 12/15/22 ...................    200,000      52,236
Washington County School District (Sherwood)
   (FSA) #88J 6.10% 6/1/12 ...........................     65,000      68,559
                                                                   ----------
                                                                    7,811,574
                                                                   ----------
HIGHER EDUCATION REVENUE BONDS - 12.82%
Central Oregon Community College (FGIC) 5.90%
   6/1/09 ............................................    750,000     777,173
Oregon Health and Education Authority for Lewis &
   Clark College (MBIA) 6.125% 10/1/24 ...............  1,055,000   1,105,123
Oregon Health and Education Authority for Reed
   College (MBIA) 5.375% 7/1/25 ......................  1,000,000     977,400
Oregon Health Sciences University (MBIA)
   0.00% 7/1/21 ......................................  6,500,000   1,897,935
                                                                   ----------
                                                                    4,757,631
                                                                   ----------
HOSPITAL REVENUE BONDS - 5.55%
Western Lane Hospital District for Sisters of
   St. Joseph Peace Hospital (MBIA) 5.75%
   8/1/19 ............................................  1,000,000   1,014,160
Western Lane Hospital District for Sisters of
   St. Joseph Peace Hospital (MBIA) 5.875%
   8/1/12 ............................................  1,000,000   1,045,200
                                                                   ----------
                                                                    2,059,360
                                                                   ----------
                                                        for tax-exempt income 27


DELAWARE TAX-FREE OREGON INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                        PRINCIPAL      MARKET
                                                         AMOUNT         VALUE
                                                      --------------------------

 MUNICIPAL BONDS (CONTINUED)
 HOUSING REVENUE BONDS - 2.98%
 Oregon Health, Housing, Educational and Cultural
   Facilities Authority for Pier Park Project
   (GNMA) 6.05% 4/1/18 ............................... $1,095,000  $1,107,352
                                                                   ----------
                                                                    1,107,352
                                                                   ----------
 POWER AUTHORITY REVENUE BONDS - 6.76%
 Central Lincoln Peoples Utility District (AMBAC)
   5.75% 1/1/15 ......................................    500,000     509,585
 Northern Wasco County Peoples Utility District
   (FGIC) 5.625% 12/1/22 .............................  1,000,000   1,008,480
+Puerto Rico Electric Power Authority Revenue Series
   DD (FSA) 5.560% 7/1/19 ............................    750,000     559,778
 Puerto Rico Electric Power Ref-EE Revenue (MBIA)
   4.50% 7/1/18 ......................................    500,000     433,320
                                                                   ----------
                                                                    2,511,163
                                                                   ----------
*PRE-REFUNDED BONDS - 21.57%
 Chemeketa Community College (FGIC) 5.80%
   6/1/12-06 .........................................  1,500,000   1,594,305
 Eugene Electric Revenue Series C (MBIA) 5.80%
   8/1/22-04 .........................................  1,250,000   1,332,013
 Lane County School District #19 Springfield
   (MBIA) 6.30% 10/15/14-04 ..........................    500,000     545,155
 Multnomah County School District #39 Corbett
   (MBIA) 6.00% 12/1/13-04 ...........................    500,000     533,930
 Oregon State Department Administrative Services
   Certificate of Participation-Series A (AMBAC)
   5.80% 5/1/24-07 ...................................  1,000,000   1,070,350
 Portland Sewer System Revenue (FSA) 6.25%
   6/1/15-04 .........................................  1,000,000   1,082,920
 Tillamook County (FGIC) 6.25% 1/1/14-05 .............    250,000     270,993
 Umatilla Pendleton School District (AMBAC)
   #016R 6.00% 7/1/14-04 .............................    500,000     536,670
 Washington County Education Service (MBIA)
   7.10% 6/1/25-05 ...................................    700,000     786,646
 Washington County School District (Sherwood)
   (FSA) #88J 6.10% 6/1/12-05 ........................    235,000     252,352
                                                                   ----------
                                                                    8,005,334
                                                                   ----------
 TRANSPORTATION REVENUE BONDS - 5.25%
 Portland Airport Revenue for Portland
   International Airport (FGIC) 5.625% 7/1/26 ........  2,000,000   1,949,840
                                                                   ----------
                                                                    1,949,840
                                                                   ----------
 ATER & SEWER REVENUE BONDS - 12.55%
 Beaverton Water Revenue (FSA) 6.125% 6/1/14  ........    500,000     525,680
 Klamath Falls Water Revenue (FSA) 6.10%
   6/1/14 ............................................    500,000     528,405
 Portland Oregon Sewer System Revenue (MBIA)
   4.500% 6/1/18 .....................................  1,855,000   1,577,678
 Salem Water & Sewer Revenue (MBIA) 5.50%
   6/1/14.............................................  1,000,000   1,012,820
 Salem Water & Sewer Revenue (MBIA) 5.625%
   6/1/16 ............................................  1,000,000   1,013,610
                                                                   ----------
                                                                    4,658,193
                                                                   ----------
 Total Municipal Bonds (cost $34,883,725) ............             35,126,947
                                                                   ----------

                                                        NUMBER         MARKET
                                                      OF SHARES         VALUE
                                                      --------------------------
SHORT-TERM INVESTMENTS - 3.55%
Norwest Advantage Municipal Money Market Fund  .......  1,317,573  $1,317,573
                                                                   ----------
Total Short-Term Investments (cost $1,317,573) .......              1,317,573
                                                                   ----------
TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST $36,201,298) - 98.18% ............................       $36,444,520
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.82% ...           675,915
                                                                  -----------
NET ASSETS APPLICABLE TO 3,785,201 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00%.................       $37,120,435
                                                                  ===========

NET ASSET VALUE - TAX-FREE OREGON INSURED FUND A CLASS
   ($27,518,580 / 2,806,494 SHARES) .......................             $9.81
                                                                        =====
NET ASSET VALUE - TAX-FREE OREGON INSURED FUND B CLASS
   ($7,998,890 / 815,429 SHARES) ..........................             $9.81
                                                                        =====
NET ASSET VALUE - TAX-FREE OREGON INSURED FUND C CLASS
   ($1,602,965 / 163,278 SHARES) ..........................             $9.82
                                                                        =====

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, unlimited shares authorized
   to the Tax-Free Oregon Insured Fund  ...................       $37,469,847
Accumulated net realized loss on investments ..............          (592,634)
Net unrealized appreciation of investments  ...............           243,222
                                                                  -----------
Total net assets ..........................................       $37,120,435
                                                                  ===========
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

+ Inverse Floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect August 31, 1999.

Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
    FGIC - Insured by the Financial Guaranty Insurance Company
     FSA - Insured by the Financial Security Assurance
    GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE OREGON INSURED FUND
Net asset value A Class (A)  ..............................             $9.81
Sales charge (3.75% of offering price, or
   3.87% of amount invested per share) (B).................              0.38
                                                                       ------
Offering price ............................................            $10.19
                                                                       ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

28 for tax-exempt income


VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE TAX-FREE WISCONSIN FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999


                                                        PRINCIPAL      MARKET
                                                         AMOUNT         VALUE
                                                      --------------------------

MUNICIPAL BONDS - 101.46%
GENERAL OBLIGATION BONDS - 1.52%
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 ......................................   $700,000    $580,867
                                                                    --------
                                                                      580,867
                                                                    --------
HIGHER EDUCATION REVENUE BONDS - 2.17%
Madison Community Development Authority
   Revenue - Edgewood College 6.25% 4/1/14 ...........    500,000     526,100
Puerto Rico Educational Facility Revenue -
   Polytechnic University 6.50% 8/1/24 ...............    285,000     300,515
                                                                    --------
                                                                      826,615
                                                                    --------
HOSPITAL REVENUE BONDS - 1.85%
Kaukauna Housing Authority Revenue - St. Paul
   Home Inc. 6.10% 9/1/07 ............................    200,000     202,174
Puerto Rico Industrial Tourist Educational Medical
   & Environmental Control Facilities
   (Hospital Auxilio Mutuo Project-Series A)
   5.50% 7/1/17 ......................................    500,000     503,355
                                                                    --------
                                                                      705,529
                                                                    --------
HOUSING REVENUE BONDS - 27.76%
Dane County Multifamily Housing Revenue -
   Forest Harbor Apartment Project 5.85%
   7/1/11 ............................................    125,000     126,769
Dane County Multifamily Housing Revenue -
   Forest Harbor Apartment Project 5.90%
   7/1/12 ............................................    125,000     126,082
Grant County Wisconsin Housing Authority
   Revenue Refunding - Housing - Orchard
   Manor 5.35% 7/1/26 ................................  1,000,000     942,950
Green Bay Wisconsin Housing Authority Multifamily
   Housing Revenue - Moraine Limited -
   Series A (FHA) 6.15% 12/1/30 ......................  2,225,000   2,266,697
La Crosse Housing Authority Washburn Project
   6.375% 10/1/16 ....................................    100,000     100,712
La Crosse Housing Authority Washburn Project
   6.50% 10/1/26 .....................................    250,000     250,832
Milwaukee Redevelopment Authority Multifamily
   Housing 6.30% 8/1/38...............................  1,455,000   1,474,148
New Berlin Multifamily Housing Authority
   Revenue 7.125% 5/1/24 .............................    500,000     525,425
Puerto Rico Housing Authority Single Family
   Mortgage Revenue 6.85% 10/15/23 ...................    625,000     649,550
Puerto Rico Housing Bank and Finance Agency
   (GNMA) 6.25% 4/1/29  ..............................    680,000     702,338
Superior Housing Authority - St. Francis Project
   (GNMA) 6.00% 1/20/22 ..............................    565,000     571,294
Superior Housing Authority - St. Francis Project
   (GNMA) 6.15% 7/20/31 ..............................    835,000     842,841
Waukesha Wisconsin Housing Westgrove Wood Project
   (GNMA) 6.00% 12/1/31 ..............................  1,500,000   1,523,220

                                                        PRINCIPAL      MARKET
                                                         AMOUNT         VALUE
                                                      --------------------------
 MUNICIPAL BONDS (CONTINUED)
 HOUSING REVENUE BONDS (CONTINUED)
 Wauwatosa Multifamily Housing Revenue -
   Harwood Place, Inc. 5.75% 12/1/08 .................   $480,000 $   480,490
                                                                  -----------
                                                                   10,583,348
                                                                  -----------
 INDUSTRIAL DEVELOPMENT REVENUE BONDS - 16.09%
 Hartford Community Development Authority Lease
   Revenue 6.15% 12/1/09 .............................    240,000     253,819
 Milwaukee Redevelopment Authority Revenue -
   Goodwill Industries, Inc. 6.35% 10/1/09 ...........  2,000,000   2,067,500
 Omro Community Development Authority
   5.875% 12/1/11 ....................................    300,000     312,936
 Puerto Rico Commonwealth Industrial
   Development General Purpose Revenue
   Series B 5.375% 7/1/16.............................  1,000,000     973,480
 Puerto Rico Industrial Medical Environmental
   Revenue - PepsiCo Project 6.25%
   11/15/13 ..........................................  1,100,000   1,172,336
 Two Rivers Community Development Authority
   Revenue Architectural Forest Products
   6.35% 12/15/12 .....................................   250,000     251,363
 West Allis Community Development Authority
   Revenue - Poblocki Investments, Ltd.
   5.90% 5/1/03 ......................................  1,080,000   1,104,462
                                                                  -----------
                                                                    6,135,896
                                                                  -----------
 LEASE/CERTIFICATES OF PARTICIPATION - 14.28%
 Cudahy Community Development Authority
   Revenue 6.00% 6/1/11 ..............................  1,000,000   1,053,640
 De Forest Redevelopment Lease Revenue
   6.25% 2/1/18 ......................................  1,000,000   1,033,220
 Little Chute Community Development Lease
   Revenue 5.625% 3/1/19 .............................    680,000     681,278
 Madison Community Development Authority,
   Monona Terrace Community Project 5.80%
   3/1/05 ............................................    125,000     131,961
 Madison Community Development Authority,
   Monona Terrace Community Project 5.90%
   3/1/06 ............................................    365,000     385,268
 Madison Community Development Authority,
   Monona Terrace Community Project 6.10%
   3/1/10 ............................................  1,500,000   1,587,270
 Redgranite Wisconsin Community Development
   Authority Revenue 5.85% 3/1/18 ....................    605,000     570,473
                                                                  -----------
                                                                    5,443,110
                                                                  -----------
*PRE-REFUNDED/ESCROWED TO MATURITY
   BONDS - 9.18%
 Puerto Rico Telephone Authority Revenue 5.75%
   1/1/11-02 .........................................    285,000     293,046
 Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue (MBIA) 5.80%
   12/15/26-07  ......................................  1,000,000   1,069,570
                                                        for tax-exempt income 29

Delaware Tax-Free Wisconsin Fund
Statement of Net Assets (Continued)

                                                        PRINCIPAL      MARKET
                                                         AMOUNT         VALUE
                                                      --------------------------


 MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED/ESCROWED TO MATURITY BONDS (CONTINUED)

 Superior Redevelopment Authority Revenue -
   Superior Memorial Hospital (FHA) 5.80%
   5/1/10-02  ........................................   $250,000  $  263,652
 Virgin Islands Public Finance Authority (Escrowed
   to maturity) 7.30% 10/1/18 ........................    700,000     846,734
 Wisconsin Housing Finance Authority (FHA)
   6.10% 6/1/21-17 ...................................    980,000   1,027,422
                                                                   ----------
                                                                    3,500,424
                                                                   ----------
 POWER AUTHORITY REVENUE BONDS - 5.14%
 Puerto Rico Electric Power Authority Series EE
   4.75% 7/1/24 ......................................    500,000     430,160
 Puerto Rico Electric Power Authority Revenue
   Series U 6.00% 7/1/14 .............................  1,450,000   1,527,749
                                                                   ----------
                                                                    1,957,909
                                                                   ----------
 TERRITORIAL REVENUE BONDS - 2.33%
 Guam Power Authority Revenue 99A 5.125%
   10/1/29 ...........................................  1,000,000     890,160
                                                                   ----------
                                                                      890,160
                                                                   ----------
 OTHER REVENUE BONDS - 21.14%
 Puerto Rico Municipal Finance Authority (FSA)
   6.00% 7/1/14  .....................................  1,800,000   1,903,842
 Southeast Wisconsin Professional Baseball Park
   District Lease Certificates Zero Coupon (MBIA)
   0.00% 12/15/15  ...................................  1,000,000     401,080
 Southeast Wisconsin Professional Baseball Park
   District Sales Revenue Zero Coupon (MBIA)
   0.00% 12/15/16 ....................................  1,115,000     419,273
 Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue Zero Coupon (MBIA)
   0.00% 12/15/24 ....................................  1,500,000     343,995
 Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue Zero Coupon (MBIA)
   0.00% 12/15/25 ....................................  1,250,000     269,750
 Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue Zero Coupon
   (MBIA) 0.00% 12/15/28  ............................  6,250,000   1,129,000
 Virgin Islands Public Finance Authority Revenue
   Sub Lien Funded Loan Notes Series E 5.875%
   10/1/18 ...........................................    750,000     735,218
 Wisconsin Central District Tax Revenue - (FSA)
   5.25% 12/15/23  ...................................  3,000,000   2,857,440
                                                                   ----------
                                                                    8,059,598
                                                                   ----------
 Total Municipal Bonds (cost $38,514,209).............             38,683,456
                                                                   ----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 101.46%
   (COST $38,514,209) .....................................       $38,683,456
LIABILITIES NET OF RECEIVABLES OTHER ASSETS - (1.46%) .....          (558,393)
                                                                  -----------
NET ASSETS APPLICABLE TO 3,993,664 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ................       $38,125,063
                                                                  ===========

NET ASSET VALUE - TAX-FREE WISCONSIN FUND A CLASS
   ($33,410,229 / 3,499,945 SHARES) .......................             $9.55
                                                                        =====
NET ASSET VALUE - TAX-FREE WISCONSIN FUND B CLASS
   ($3,205,781 / 336,090 SHARES) ..........................             $9.54
                                                                        =====
NET ASSET VALUE - TAX-FREE WISCONSIN FUND C CLASS
   ($1,509,053 / 157,629 SHARES) ..........................             $9.57
                                                                        =====

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, 100,000,000,000 shares
   authorized to the Fund with 10,000,000,000 shares
   allocated to Tax-Free Wisconsin Fund A Class,
   10,000,000,000 shares allocated to Tax-Free
   Wisconsin Fund B Class, and 10,000,000,000 shares
   allocated to Tax-Free Wisconsin Fund C Class ...........       $38,463,373
Accumulated net realized loss on investments ..............          (507,557)
Net unrealized appreciation of investments ................           169,247
                                                                  -----------
Total net assets ..........................................       $38,125,063
                                                                  ===========
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
    FHA - Insured by the Federal Housing Authority
    FSA - Insured by the Financial Security Assurance
   GNMA - Insured by the Government National Mortgage Association
   MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE WISCONSIN FUND
Net asset value A Class (A) ...............................             $9.55
Sales charge (3.75% of offering price or 3.87%
   of amount invested per share) (B).......................              0.37
                                                                        -----
Offering price.............................................             $9.92
                                                                        =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

30 for tax-exempt income

STATEMENTS OF OPERATIONS
YEAR ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------------------------------------------
                                                           VOYAGEUR MUTUAL FUNDS, INC.    VOYAGEUR INVESTMENT TRUST
                                                             TAX-FREE     TAX-FREE          TAX-FREE     TAX-FREE
                                                              IDAHO        IOWA              KANSAS      MISSOURI
                                                              FUND         FUND               FUND      INSURED FUND
                                                          ----------    -----------        ----------  -------------
INVESTMENT INCOME:
Interest ................................................ $ 2,987,647   $ 2,424,720        $1,000,057  $ 3,131,274

EXPENSES:
Management fees .........................................     281,574      233,909            91,783      279,337
Distribution expense ....................................     215,272      156,497            77,068      224,409
Dividend disbursing and transfer agent fees and expenses.      45,672       54,766            16,577       48,336
Accounting and administration ...........................      21,356       19,525             7,293       20,075
Reports and statements to shareholders ..................      20,200       18,050             6,356       25,385
Professional fees .......................................      27,171        6,600             4,411       19,270
Registration fees .......................................       4,250       11,250             1,250        4,050
Custodian fees ..........................................       6,243        5,600             2,150        2,800
Taxes (other than taxes on income) ......................       9,310        8,855               360        6,000
Directors' fees .........................................       1,361        1,290               806        1,465
Other ...................................................      15,117       18,814             6,214       17,464
                                                          -----------  -----------        ----------  -----------
                                                              647,526      535,156           214,268      648,591
Less expenses absorbed or waived ........................     (21,192)     (38,183)          (13,425)     (27,206)
Less expenses paid indirectly ...........................      (1,246)      (1,041)             (394)      (1,287)
                                                          -----------  -----------        ----------  -----------
Total operating expenses ................................     625,088      495,932           200,449      620,098
Interest expense ........................................         127          108               990        8,501
                                                          -----------  -----------        ----------  -----------
Total expenses ..........................................     625,215      496,040           201,439      628,599
                                                          -----------  -----------        ----------  -----------

NET INVESTMENT INCOME ...................................  2,362,432     1,928,680           798,618    2,502,675
                                                          -----------  -----------        ----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments .................       3,735        4,469           (39,464)      71,644
Net change in unrealized appreciation/depreciation
   of investments .......................................  (3,206,434)  (2,113,084)         (743,441)  (2,815,501)
                                                          -----------  -----------        ----------  -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .........  (3,202,699)  (2,108,615)         (782,905)  (2,743,857)
                                                          -----------  -----------        ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ...................................... $  (840,267) $  (179,935)       $   15,713  $  (241,182)
                                                          ===========  ===========        ==========  ===========

                             See accompanying notes
                                                        for tax-exempt income 31

STATEMENTS OF OPERATIONS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                                             VOYAGEUR        VOYAGEUR       VOYAGEUR
                                                             TAX-FREE        TAX-FREE       TAX-FREE
                                                            FUNDS, INC.       TRUST        FUNDS, INC.
                                                             TAX-FREE        TAX-FREE       TAX-FREE
                                                           NORTH DAKOTA       OREGON       WISCONSIN
                                                              FUND         INSURED FUND      FUND
                                                           ------------    ------------    -----------
INVESTMENT INCOME:
Interest ...................................................$1,772,260      $1,895,900     $2,205,402

EXPENSES:
Management fees ............................................   158,426         181,007        207,708
Distribution expense .......................................    87,006         151,397        132,697
Dividend disbursing and transfer agent fees and expenses ...    38,794          35,756         34,936
Accounting and administration ..............................    11,059          14,695         16,246
Reports and statements to shareholders .....................     6,500          11,317         11,350
Professional fees ..........................................     8,550          19,613         15,705
Registration fees ..........................................     4,900           3,458          7,050
Custodian fees .............................................     3,402           4,388            600
Taxes (other than taxes on income) .........................     5,900           2,695          4,050
Directors' fees ............................................     2,743             894            970
Other ......................................................       490           8,918         13,842
                                                            ----------      ----------     ----------
                                                               327,770         434,138        445,154
Less expenses absorbed or waived ...........................   (10,715)        (77,875)       (13,413)
Less expenses paid indirectly ..............................      (703)           (833)          (916)
                                                            ----------      ----------     ----------
Total operating expenses ...................................   316,352         355,430        430,825
Interest expense ...........................................       109              74          1,355
                                                            ----------      ----------     ----------
Total expenses .............................................   316,461         355,504        432,180
                                                            ----------      ----------     ----------

Net Investment Income ...................................... 1,455,799       1,540,396      1,773,222
                                                            ----------      ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments ....................     8,108          19,477        (13,496)
Net change in unrealized appreciation/depreciation
   of investments ..........................................(1,549,466)     (2,333,795)    (2,175,827)
                                                            ----------      ----------     ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ............(1,541,358)     (2,314,318)    (2,189,323)
                                                            ----------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .........................................$  (85,559)     $ (773,922)    $ (416,101)
                                                            ==========      ==========     ==========

                             See accompanying notes

32 for tax-exempt income

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                           VOYAGEUR MUTUAL FUNDS, INC.             VOYAGEUR MUTUAL FUNDS, INC.
                                                               TAX-FREE IDAHO FUND                    TAX-FREE IOWA FUND
                                                     --------------------------------------- ---------------------------------------
                                                      YEAR ENDED   EIGHT MONTHS  YEAR ENDED   YEAR ENDED   EIGHT MONTHS  YEAR ENDED
                                                        8/31/99   ENDED 8/31/98   12/31/97      8/31/99   ENDED 8/31/98   12/31/97
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ............................... $ 2,362,432  $ 1,374,105  $ 1,840,447   $ 1,928,680 $ 1,235,896   $ 1,895,350
Net realized gain (loss) on investments .............       3,735      (48,367)      52,973         4,469      88,606       (58,844)
Net change in unrealized appreciation/depreciation
   of investments ...................................  (3,206,434)     530,971    1,890,831    (2,113,084)    339,009     1,936,561
                                                       ----------   ----------   ----------    ----------  ----------    ----------
Net increase (decrease) in net assets resulting
   from operations ..................................    (840,267)   1,856,709    3,784,251      (179,935)  1,663,511     3,773,067
                                                       ----------   ----------   ----------    ----------  ----------    ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..........................................  (1,935,872)  (1,150,721)  (1,561,674)   (1,719,461) (1,131,168)   (1,786,140)
   B Class ..........................................    (335,490)    (189,350)    (273,521)     (162,016)    (80,006)      (84,786)
   C Class ..........................................     (87,683)     (37,421)     (40,080)      (47,203)    (24,722)      (27,910)
Net realized gain on investments:
   A Class ..........................................          --      (17,132)          --            --          --            --
   B Class ..........................................          --       (3,270)          --            --          --            --
   C Class ..........................................          --         (743)          --            --          --            --
                                                       ----------   ----------   ----------    ----------  ----------    ----------
                                                       (2,359,045)  (1,398,637)  (1,875,275)   (1,928,680) (1,235,896)   (1,898,836)
                                                       ----------   ----------   ----------    ----------  ----------    ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..........................................   9,856,564    8,852,050    8,087,405     3,458,664   2,443,972     3,470,467
   B Class ..........................................   4,177,758    1,019,252    2,019,434     1,357,796   1,090,688     1,320,305
   C Class ..........................................   2,255,562      707,681      702,551       552,911     492,175       247,082
Net asset value of shares issued upon reinvestment
   of distributions from net investment income and
   net realized gain on investments:
   A Class ..........................................   1,311,933      770,231      967,219     1,076,296     710,428     1,211,605
   B Class ..........................................     223,743      120,095      155,808       107,503      57,358        64,063
   C Class ..........................................      71,289       30,628       34,029        31,942      14,242        10,869
                                                       ----------   ----------   ----------    ----------  ----------    ----------
                                                       17,896,849   11,499,937   11,966,446     6,585,112   4,808,863     6,324,391
                                                       ----------   ----------   ----------    ----------   ----------    ----------
Cost of shares repurchased:
   A Class ..........................................  (4,222,098)  (3,937,453)  (4,493,235)   (4,250,442) (2,530,245)   (8,103,037)
   B Class ..........................................  (1,125,972)    (564,955)    (611,419)     (557,678)   (184,748)     (232,768)
   C Class ..........................................    (475,466)    (160,744)    (480,962)     (444,977)   (166,201)      (90,968)
                                                       ----------   ----------   ----------    ----------  ----------    ----------
                                                       (5,823,536)  (4,663,152)  (5,585,616)   (5,253,097) (2,881,194)   (8,426,773)
                                                       ----------   ----------   ----------    ----------  ----------    ----------
Increase (decrease) in net assets derived from
   capital share transactions .......................  12,073,313    6,836,785    6,380,830     1,332,015   1,927,669    (2,102,382)
                                                       ----------   ----------   ----------    ----------  ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS ...............   8,874,001    7,294,857    8,289,806      (776,600)  2,355,284      (228,151)

NET ASSETS:
Beginning of period .................................  49,035,875   41,741,018   33,451,212    44,479,722  42,124,438    42,352,589
                                                       ----------   ----------   ----------    ----------  ----------    ----------
End of period ....................................... $57,909,876  $49,035,875  $41,741,018   $43,703,122 $44,479,722   $42,124,438
                                                       ==========   ==========   ==========    ==========  ==========    ==========

                             See accompanying notes
                                                        for tax-exempt income 33

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                               VOYAGEUR INVESTMENT TRUST            VOYAGEUR INVESTMENT TRUST
                                                                 TAX-FREE KANSAS FUND            TAX-FREE MISSOURI INSURED FUND
                                                       ------------------------------------ ----------------------------------------
                                                       YEAR ENDED  EIGHT MONTHS  YEAR ENDED  YEAR ENDED  EIGHT MONTHS    YEAR ENDED
                                                        8/31/99   ENDED 8/31/98   12/31/97     8/31/99   ENDED 8/31/98    12/31/97
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ..............................$   798,618   $  466,674    $ 627,158   $ 2,502,675  $ 1,765,610    $ 2,788,692
Net realized gain (loss) on investments ............    (39,464)     119,598      127,741        71,644      155,408        176,623
Net change in unrealized appreciation/depreciation
   of investments ..................................   (743,441)      42,397      513,267    (2,815,501)     179,094      2,344,920
                                                    -----------   ----------    ---------   -----------   ----------     ----------
Net increase (decrease) in net assets resulting
   from operations .................................     15,713      628,669    1,268,166      (241,182)   2,100,112      5,310,235
                                                    -----------   ----------    ---------   -----------   ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .........................................   (605,332)    (364,485)    (506,768)   (2,067,634)  (1,467,138)    (2,362,959)
   B Class .........................................   (178,626)     (99,218)    (123,076)     (427,632)    (294,147)      (458,482)
   C Class .........................................     (7,598)      (2,853)      (4,201)       (7,409)      (4,325)        (7,784)
Net realized gain on investments:
   A Class .........................................    (38,685)          --           --            --           --             --
   B Class .........................................    (12,054)          --           --            --           --             --
   C Class .........................................       (373)          --           --            --           --             --
                                                    -----------   ----------    ---------   -----------   ----------     ----------
                                                       (842,668)    (466,556)    (634,045)   (2,502,675)  (1,765,610)    (2,829,225)
                                                    -----------   ----------    ---------   -----------   ----------     ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .........................................  2,372,007    2,693,842    1,225,439     1,609,116    1,374,617      2,768,917
   B Class .........................................  1,912,350      420,715      948,070       511,000      399,452      2,097,849
   C Class .........................................    354,261       40,545       74,506       172,422       30,000        100,000
Net asset value of shares issued upon reinvestment
   of distributions from net investment income and
   net realized gain on investments:
   A Class .........................................    317,555      187,468      297,771     1,064,643      758,855      1,353,277
   B Class .........................................    131,928       66,415       83,728       257,250      183,416        349,671
   C Class .........................................      6,220        2,795        4,294         4,334        2,854          5,484
                                                    -----------   ----------    ---------   -----------   ----------     ----------
                                                      5,094,321    3,411,780    2,633,808     3,618,765    2,749,194      6,675,198
                                                    -----------   ----------    ---------   -----------   ----------     ----------
Cost of shares repurchased:
   A Class ......................................... (3,158,135)  (1,121,317)  (1,511,541)   (5,087,919)  (4,032,289)    (6,861,721)
   B Class .........................................   (596,102)    (280,393)    (135,792)     (970,200)    (834,476)    (1,840,881)
   C Class .........................................    (15,377)     (26,367)     (66,004)      (44,506)    (146,282)       (42,129)
                                                    -----------   ----------    ---------   -----------   ----------     ----------
                                                     (3,769,614)   (1,428,077) (1,713,337)   (6,102,625)  (5,013,047)    (8,744,731)
                                                    -----------   ----------    ---------   -----------   ----------     ----------
Increase (decrease) in net assets derived from
   capital share transactions ......................  1,324,707    1,983,703      920,471    (2,483,860)   2,263,853     (2,069,533)
                                                    -----------   ----------    ---------   -----------   ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS ..............    497,752   2,145,816     1,554,592    (5,227,717)  (1,929,351)       411,477

NET ASSETS:
Beginning of period ................................ 16,368,658  14,222,842    12,668,250    58,367,598   60,296,949     59,885,472
                                                    -----------   ----------    ---------   -----------   ----------     ----------
End of period ......................................$16,866,410 $16,368,658   $14,222,842   $53,139,881  $58,367,598    $60,296,949
                                                    =========== ===========   ===========   ===========   ==========     ==========

                             See accompanying notes

34 for tax-exempt income

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                              VOYAGEUR TAX-FREE FUNDS, INC.          VOYAGEUR INVESTMENT TRUST
                                                               TAX-FREE NORTH DAKOTA FUND           TAX-FREE OREGON INSURED FUND
                                                       ------------------------------------  ---------------------------------------
                                                       YEAR ENDED  EIGHT MONTHS  YEAR ENDED  YEAR ENDED  EIGHT MONTHS    YEAR ENDED
                                                        8/31/99   ENDED 8/31/98   12/31/97     8/31/99   ENDED 8/31/98    12/31/97
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ................................$ 1,455,799 $ 1,015,407  $ 1,601,793 $ 1,540,396    $ 895,746     $ 1,271,100
Net realized gain (loss) on investments ..............      8,108     151,151      416,818      19,477      (11,500)         17,126
Net change in unrealized appreciation/depreciation
   of investments .................................... (1,549,466)    154,096      880,044  (2,333,795)     368,882       1,188,556
                                                       ----------  ----------   ----------  ----------   ----------      ----------
Net increase (decrease) in net assets resulting
   from operations ...................................    (85,559)  1,320,654    2,898,655    (773,922)   1,253,128       2,476,782
                                                       ----------  ----------   ----------  ----------   ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ........................................... (1,406,694)   (989,212)  (1,597,868) (1,225,917)    (714,960)     (1,033,966)
   B Class ...........................................    (43,161)    (25,072)     (37,856)   (261,267)    (162,152)       (224,133)
   C Class ...........................................     (5,944)     (1,123)      (1,691)    (53,212)     (18,634)        (17,078)
Net realized gain on investments:
   A Class ...........................................   (110,320)         --           --          --           --              --
   B Class ...........................................     (3,890)         --           --          --           --              --
   C Class ...........................................       (110)         --           --          --           --              --
                                                       ----------  ----------   ----------  ----------   ----------      ----------
                                                       (1,570,119) (1,015,407) (1,637,415)  (1,540,396)    (895,746)     (1,275,177)
                                                       ----------  ----------   ----------  ----------   ----------      ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ...........................................  1,440,696     965,629      751,084   7,214,292    4,019,856       3,728,179
   B Class ...........................................    208,846      80,892      192,597   2,756,229      561,598       1,626,102
   C Class ...........................................    304,077          --           --     722,342      507,769         164,876
Net asset value of shares issued upon reinvestment
   of distributions from net investment income and
   net realized gain on investments:
   A Class ...........................................    910,805     599,011    1,047,157     734,060      433,739         616,492
   B Class ...........................................     26,551      13,030       22,504     141,931      101,024         152,794
   C Class ...........................................      5,787       1,125        1,714      39,399       13,324          11,587
                                                       ----------  ----------   ----------  ----------   ----------      ----------
                                                        2,896,762   1,659,687    2,015,056  11,608,253    5,637,310       6,300,030
                                                       ----------  ----------   ----------  ----------   ----------      ----------
Cost of shares repurchased:
   A Class ........................................... (4,235,735) (2,329,708)  (5,770,655) (3,023,459)  (2,465,216)     (4,116,579)
   B Class ...........................................   (107,320)    (11,781)     (61,932)   (441,663)  (1,179,572)       (326,601)
   C Class ...........................................     (1,454)    (12,711)      (3,000)    (54,713)     (68,006)        (25,157)
                                                       ----------  ----------   ----------  ----------   ----------      ----------
                                                       (4,344,509) (2,354,200)  (5,835,587) (3,519,835)  (3,712,794)     (4,468,337)
                                                       ----------  ----------   ----------  ----------   ----------      ----------
Increase (decrease) in net assets derived from
   capital share transactions ........................ (1,447,747)   (694,513)  (3,820,531)  8,088,418    1,924,516       1,831,693
                                                       ----------  ----------   ----------  ----------   ----------      ----------

NET INCREASE (DECREASE) IN NET ASSETS ................ (3,103,425)   (389,266)  (2,559,291)  5,774,100    2,281,898       3,033,298

NET ASSETS:
Beginning of period .................................. 31,505,567  31,894,833   34,454,124  31,346,335   29,064,437      26,031,139
                                                       ----------  ----------   ----------  ----------   ----------      ----------
End of period ........................................$28,402,142 $31,505,567  $31,894,833 $37,120,435  $31,346,335     $29,064,437
                                                      =========== ===========  =========== ===========  ===========     ===========

                             See accompanying notes
                                                        for tax-exempt income 35



STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                             VOYAGEUR MUTUAL FUNDS, INC.
                                                              TAX-FREE WISCONSIN FUND
                                                      ---------------------------------------
                                                      YEAR ENDED   EIGHT MONTHS    YEAR ENDED
                                                        8/31/99    ENDED 8/31/98    12/31/97
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ............................    $ 1,773,222   $1,099,088  $   1,402,926
Net realized gain (loss) on investments ..........        (13,496)     (55,924)       190,944
Net change in unrealized appreciation/depreciation
  of investments .................................     (2,175,827)     352,874      1,023,956
                                                      -----------  -----------  -------------
Net increase (decrease) in net assets resulting
 from operations .................................       (416,101)   1,396,038      2,617,826
                                                      -----------  -----------  -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .......................................     (1,605,902)  (1,011,692)    (1,354,012)
   B Class .......................................       (112,132)     (58,302)       (65,438)
   C Class .......................................        (55,188)     (29,094)       (26,356)
Net realized gain on investments:
   A Class .......................................           --          --              --
   B Class .......................................           --          --              --
   C Class .......................................           --          --              --
                                                      -----------  -----------  -------------
                                                       (1,773,222)  (1,099,088)    (1,445,806)
                                                      -----------  -----------  -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .......................................      4,882,591    5,662,446      7,121,843
   B Class .......................................      1,147,384      955,955        505,833
   C Class .......................................        554,885      657,033        347,276
Net asset value of shares issued upon reinvestment
 of distributions from net investment income and
 net realized gain on investments:
   A Class .......................................        905,575      515,403        758,408
   B Class .......................................         67,376       33,882         42,097
   C Class .......................................         48,880       25,500         24,405
                                                      -----------  -----------  -------------
                                                        7,606,691    7,850,219      8,799,862
                                                      -----------  -----------  -------------
Cost of shares repurchased:
   A Class .......................................     (4,934,768)  (2,836,280)    (6,376,585)
   B Class .......................................       (457,430)    (318,684)       (20,571)
   C Class .......................................       (292,994)     (98,592)      (262,082)
                                                      -----------  -----------  -------------
                                                       (5,685,192)  (3,253,556)    (6,659,238)
                                                      -----------  -----------  -------------
Increase (decrease) in net assets derived from
 capital share transactions ......................      1,921,499    4,596,663      2,140,624
                                                      -----------  -----------  -------------

NET INCREASE (DECREASE) IN NET ASSETS                    (267,824)   4,893,613      3,312,644
                                                      -----------  -----------  -------------
Net Assets:
Beginning of period ..............................     38,392,887   33,499,274     30,186,630
                                                      -----------  -----------  -------------
End of period ....................................    $38,125,063 $ 38,392,887  $  33,499,274
                                                      =========== ============  =============


                             See accompanying notes

36 for tax-exempt income



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         VOYAGEUR MUTUAL FUNDS, INC.
                                                                       TAX-FREE IDAHO FUND - CLASS A
                                                         ----------------------------------------------------------
                                                                       EIGHT                               PERIOD
                                                            YEAR       MONTHS        YEAR        YEAR       1/4/95(3)
                                                           ENDED       ENDED        ENDED       ENDED        TO
                                                          8/31/99     8/31/98(1)  12/31/97(2)  12/31/96    12/31/95
Net asset value, beginning of period                      $11.560     $11.450      $10.910     $11.020     $10.000

Income (loss) from investment operations:
   Net investment income .........................          0.517       0.356        0.551       0.580        0.600
   Net realized and unrealized gain (loss)
    on investments ...............................         (0.620)      0.115        0.552      (0.120)       1.100
                                                         --------    --------     --------    --------     --------
   Total from investment operations ..............         (0.103)      0.471        1.103       0.460        1.700
                                                         --------    --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income ..........         (0.517)     (0.356)      (0.563)     (0.570)      (0.600)
   Distributions from net realized gain on
     investments .................................             --      (0.005)        --          --         (0.080)
                                                         --------    --------     --------    --------     --------
   Total dividends and distributions .............         (0.517)     (0.361)      (0.563)     (0.570)      (0.680)
                                                         --------    --------     --------    --------     --------
Net asset value, end of period ...................        $10.940     $11.560      $11.450     $10.910      $11.020
                                                         ========    ========     ========    ========     ========

Total return(4) ..................................         (0.99%)      4.19%       10.41%       4.36%       17.48%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .......        $44,299     $39,843      $33,788     $27,684      $13,540
   Ratio of expenses to average net assets .......          1.00%       0.95%        0.87%       0.60%        0.26%(5)
   Ratio of expenses to average net assets
    prior to expense limitation and expenses
    paid indirectly ..............................          1.04%       1.02%       1.02%        1.10%       1.25%(5)
   Ratio of net investment income to average
    net assets ...................................          4.52%       4.65%       4.98%        5.29%       5.24%(5)
   Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly .................          4.48%       4.58%       4.83%        4.79%       4.25%(5)
   Portfolio turnover ............................             2%          8%         19%          35%         42%

----------------------
1 Ratios have been annualized and total return has not been annualized.
2 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.
3 Commencement of operations.
4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
5 Annualized.

                             See accompanying notes
                                                        for tax-exempt income 37



FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         VOYAGEUR MUTUAL FUNDS, INC.
                                                                       TAX-FREE IDAHO FUND - CLASS B
                                                         --------------------------------------------------------------
                                                                        EIGHT                                PERIOD
                                                           YEAR         MONTHS      YEAR         YEAR       3/16/95(3)
                                                           ENDED        ENDED       ENDED        ENDED         TO
                                                          8/31/99      8/31/98(1)  12/31/97(2)  12/31/96    12/31/95
Net asset value, beginning of period .............        $11.550     $11.440      $10.890     $11.010      $10.500

Income (loss) from investment operations:
   Net investment income .........................          0.432       0.298        0.487       0.520        0.420
   Net realized and unrealized gain (loss) on
     investments .................................         (0.630)      0.117        0.560      (0.130)       0.590
                                                         --------    --------     --------    --------     --------
   Total from investment operations ..............         (0.198)      0.415        1.047       0.390        1.010
                                                         --------    --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income ..........         (0.432)     (0.300)      (0.497)     (0.510)      (0.420)
   Distributions from net realized gain on
     investments .................................           --        (0.005)        --          --         (0.080)
                                                         --------    --------     --------    --------     --------
   Total dividends and distributions .............         (0.432)     (0.305)      (0.497)     (0.510)      (0.500)
                                                         --------    --------     --------    --------     --------
Net asset value, end of period ...................        $10.920     $11.550      $11.440     $10.890      $11.010
                                                         ========    ========     ========    ========     ========

Total return(4) ..................................         (1.82%)      3.68%        9.87%       3.75%        9.86%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .......        $10,199      $7,474       $6,827      $4,945       $1,977
   Ratio of expenses to average net assets .......          1.75%       1.70%        1.46%       1.11%        0.79%(5)
   Ratio of expenses to average net assets
     prior to expense limitation and expenses
     paid indirectly .............................          1.79%       1.77%        1.61%       1.85%        1.90%(5)
   Ratio of net investment income to average net
     assets ......................................          3.77%       3.90%        4.39%       4.78%        4.68%(5)
   Ratio of net investment income to average net
     assets prior to expense limitation and
     expenses paid indirectly ....................          3.73%       3.83%        4.24%       4.04%        3.57%(5)
   Portfolio turnover ............................             2%          8%          19%         35%          42%

----------------------
1 Ratios have been annualized and total return has not been annualized.
2 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.
3 Commencement of operations.
4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
5 Annualized.

                             See accompanying notes

38 for tax-exempt income


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        VOYAGEUR MUTUAL FUNDS, INC.
                                                                       TAX-FREE IDAHO FUND - CLASS C
                                                        -------------------------------------------------------------
                                                                       EIGHT                                PERIOD
                                                            YEAR       MONTHS      YEAR         YEAR        1/11/95(3)
                                                           ENDED       ENDED       ENDED        ENDED          TO
                                                          8/31/99     8/31/98(1)  12/31/97(2)  12/31/96     12/31/95
Net asset value, beginning of period                      $11.550     $11.430      $10.900     $11.020       $10.040

Income (loss) from investment operations:
   Net investment income .............................      0.432       0.302        0.459       0.500         0.500
   Net realized and unrealized gain (loss) on
     investments .....................................     (0.630)      0.123        0.549      (0.130)        1.060
                                                         --------    --------     --------    --------    ----------
   Total from investment operations ..................     (0.198)      0.425        1.008       0.370         1.560
                                                         --------    --------     --------    --------    ----------

Less dividends and distributions:
   Dividends from net investment income ..............     (0.432)     (0.300)      (0.478)     (0.490)       (0.500)
   Distributions from net realized gain on
     investments .....................................       --        (0.005)        --          --          (0.080)
                                                         --------    --------     --------    --------      --------
   Total dividends and distributions .................     (0.432)     (0.305)      (0.478)     (0.490)       (0.580)
                                                         --------    --------     --------    --------      --------
Net asset value, end of period .......................    $10.920     $11.550      $11.430     $10.900       $11.020
                                                         ========    ========     ========     =======      ========

Total return(4) ......................................     (1.82%)      3.77%        9.49%       3.48%        15.81%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........     $3,411      $1,719       $1,125        $822          $789
   Ratio of expenses to average net assets ...........      1.75%       1.70%        1.62%       1.33%         1.05%(5)
   Ratio of expenses to average net assets prior
     to expense limitation and expenses paid
     indirectly ......................................      1.79%        1.77%       1.77%        1.82%        2.00%(5)
   Ratio of net investment income to average
     net assets ......................................      3.77%        3.90%       4.23%        4.57%        4.48%(5)
   Ratio of net investment income to average
     net assets prior to expense limitation and
     expenses paid indirectly ........................      3.73%        3.83%       4.08%        4.08%        3.53%(5)
   Portfolio turnover ................................         2%           8%         19%          35%          42%

----------------------
1 Ratios have been annualized and total return has not been annualized.
2 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.
3 Commencement of operations.
4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
5 Annualized.

                             See accompanying notes
                                                        for tax-exempt income 39

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 VOYAGEUR MUTUAL FUNDS, INC.
                                                                               TAX-FREE IOWA FUND - CLASS A
                                                          ----------------------------------------------------------------------
                                                                       EIGHT                                            FOUR
                                                            YEAR       MONTHS       YEAR        YEAR        YEAR       MONTHS
                                                            ENDED      ENDED       ENDED       ENDED       ENDED        ENDED
                                                           8/31/99    8/31/98(1) 12/31/97(2)  12/31/96    12/31/95     12/31/94
Net asset value, beginning of period ..................    $10.160    $10.060      $9.620      $9.830       $8.560      $9.260

Income (loss) from investment operations:
   Net investment income ..............................      0.440      0.294       0.449       0.440        0.450       0.170
   Net realized and unrealized gain (loss)
    on investments ....................................     (0.460)     0.100       0.440      (0.210)       1.290      (0.720)
                                                          --------   --------   ---------    --------     --------     --------
   Total from investment operations ...................     (0.020)     0.394       0.889       0.230        1.740      (0.550)
                                                          --------   --------   ---------    --------     --------     --------

Less dividends:
   Dividends from net investment income ...............     (0.440)    (0.294)     (0.449)     (0.440)      (0.470)     (0.150)
                                                          --------   --------   ---------    --------     --------     --------
   Total dividends ....................................     (0.440)    (0.294)     (0.449)     (0.440)      (0.470)     (0.150)
                                                          --------   --------   ---------    --------     --------     --------
Net asset value, end of period ........................     $9.700    $10.160     $10.060      $9.620       $9.830      $8.560
                                                          ========   ========    ========     ========    ========     ========

Total return(3)........................................     (0.26%)     3.98%       9.49%       2.56%       20.80%      (5.86%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............    $37,807    $39,345     $38,343     $40,037      $42,374     $32,373
   Ratio of expenses to average net assets ............      1.00%      0.96%       0.91%       0.92%        0.72%       0.11%(4)
   Ratio of expenses to average net assets prior
     to expense limitation and expenses paid
     indirectly .......................................     1.08%       1.06%       0.97%       1.06%        1.06%       1.25%(4)
   Ratio of net investment income to average
     net assets .......................................     4.36%       4.38%       4.62%       4.68%        4.88%       5.71%(4)
   Ratio of net investment income to average
     net assets prior to expense limitation and
     expenses paid indirectly .........................     4.28%       4.28%       4.56%       4.54%        4.54%       4.57%(4)
   Portfolio turnover .................................        2%         13%         14%         14%          21%          7%

----------------------
1 Ratios have been annualized and total return has not been annualized.
2 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4  Annualized.

                             See accompanying notes

40 for tax-exempt income
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                          VOYAGEUR MUTUAL FUNDS, INC.
                                                                                         TAX-FREE IOWA FUND - CLASS B
                                                                     -------------------------------------------------------------
                                                                                  EIGHT                                  PERIOD
                                                                       YEAR       MONTHS        YEAR         YEAR       3/24/95(3)
                                                                       ENDED       ENDED       ENDED        ENDED          TO
                                                                      8/31/99    8/31/98(1)  12/31/97(2)  12/31/96      12/31/95
Net asset value, beginning of period ...........................      $10.160     $10.060       $9.610      $9.830       $9.180

Income (loss) from investment operations:
   Net investment income .......................................        0.363       0.243        0.366       0.380        0.310
   Net realized and unrealized gain (loss) on investments ......       (0.460)      0.100        0.457      (0.220)       0.640
                                                                     --------    --------     --------    --------     --------
   Total from investment operations ............................       (0.097)      0.343        0.823       0.160        0.950
                                                                     --------    --------     --------     --------    --------

Less dividends:
   Dividends from net investment income ........................       (0.363)     (0.243)      (0.373)     (0.380)      (0.300)
                                                                     --------    --------     --------    --------     --------
   Total dividends .............................................       (0.363)     (0.243)      (0.373)     (0.380)      (0.300)
                                                                     --------    --------     --------    --------     --------
Net asset value, end of period .................................       $9.700     $10.160      $10.060      $9.610       $9.830
                                                                     ========    ========     ========    ========     ========

Total return(4) ................................................        (1.03%)      3.46%        8.75%       1.76%       10.62%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .....................       $4,600      $3,910       $2,910      $1,645         $819
   Ratio of expenses to average net assets .....................         1.75%       1.71%        1.67%       1.61%        1.28%(5)
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ...........         1.83%       1.81%        1.73%       1.81%        1.65%(5)
   Ratio of net investment income to average net assets ........         3.61%       3.63%        3.86%       3.97%        4.06%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly ..         3.53%       3.53%        3.80%       3.77%        3.69%(5)
   Portfolio turnover ..........................................            2%         13%          14%         14%          21%

--------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes
                                                        for tax-exempt income 41
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    VOYAGEUR MUTUAL FUNDS, INC.
                                                                                    TAX-FREE IOWA FUND - CLASS C
                                                                  -------------------------------------------------------------
                                                                                  EIGHT                                 PERIOD
                                                                       YEAR       MONTHS        YEAR        YEAR       1/4/95(3)
                                                                       ENDED      ENDED         ENDED       ENDED          TO
                                                                      8/31/99    8/31/98(1)  12/31/97(2)   12/31/96    12/31/95
Net asset value, beginning of period ............................     $10.160     $10.060       $9.610      $9.830       $8.550

Income (loss) from investment operations:
   Net investment income ........................................       0.363       0.243        0.360       0.360        0.370
   Net realized and unrealized gain (loss) on investments .......      (0.460)      0.100        0.456      (0.220)       1.280
                                                                     --------    --------     --------    --------     --------
   Total from investment operations .............................      (0.097)      0.343        0.816       0.140        1.650
                                                                     --------    --------     --------    --------     --------

Less dividends:
   Dividends from net investment income .........................      (0.363)     (0.243)      (0.366)     (0.360)      (0.370)
                                                                     --------    --------     --------    --------     --------
   Total dividends ..............................................      (0.363)     (0.243)      (0.366)     (0.360)      (0.370)
                                                                     --------    --------     --------    --------     --------
Net asset value, end of period ..................................      $9.700     $10.160      $10.060      $9.610       $9.830
                                                                     ========    ========     ========    ========     ========

Total return(4) .................................................       (1.03%)      3.46%        8.68%       1.56%       19.66%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ......................      $1,296      $1,225         $871        $670         $462
   Ratio of expenses to average net assets ......................        1.75%       1.71%        1.74%       1.75%        1.61%(5)
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ............        1.83%       1.81%        1.80%       1.81%        1.72%(5)
   Ratio of net investment income to average net assets .........        3.61%       3.63%        3.79%       3.82%        3.74%(5)
   Ratio of net investment income to average net assets .........
     prior to expense limitation and expenses paid indirectly ...        3.53%       3.53%        3.73%       3.76%        3.63%(5)
   Portfolio turnover                                                       2%         13%          14%         14%          21%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

42 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               VOYAGEUR INVESTMENT TRUST
                                                                             TAX-FREE KANSAS FUND - CLASS A
                                                   ---------------------------------------------------------------------------------
                                                               EIGHT                                           TWO
                                                    YEAR       MONTHS       YEAR        YEAR       YEAR       MONTHS       YEAR
                                                    ENDED      ENDED        ENDED       ENDED      ENDED       ENDED       ENDED
                                                   8/31/99   8/31/98(1)  12/31/97(2)   2/31/96    12/31/95    12/31/94    10/31/94
Net asset value, beginning of period ...........   $11.160    $11.060      $10.560     $10.730      $9.500     $9.630      $10.850

Income (loss) from investment operations:
   Net investment income .......................     0.538      0.351        0.526       0.520       0.560      0.090        0.570
   Net realized and unrealized gain (loss)
     on investments ............................    (0.491)     0.100        0.506      (0.170)      1.220     (0.130)      (1.210)
                                                   -------    -------      -------     -------     -------     ------       ------
   Total from investment operations ............     0.047      0.451        1.032       0.350       1.780     (0.040)      (0.640)
                                                   -------    -------      -------     -------     -------     ------       ------

Less dividends and distributions:
   Dividends from net investment income ........    (0.534)    (0.351)      (0.532)     (0.520)     (0.550)    (0.090)      (0.570)
   Distributions from net realized gain
     on investments ............................    (0.033)       --           --          --          --         --        (0.010)
                                                   -------    -------      -------     -------     -------     ------       ------
   Total dividends and distributions ...........    (0.567)    (0.351)      (0.532)     (0.520)     (0.550)    (0.090)      (0.580)
                                                   -------    -------      -------     -------     -------     ------       ------
Net asset value, end of period .................   $10.640    $11.160      $11.060     $10.560     $10.730     $9.500       $9.630
                                                   =======    =======      =======     =======     =======     ======       ======
Total return(3) ................................      0.35%      4.14%       10.06%       3.43%      19.13%     (0.38%)      (6.10%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .....   $11,498    $12,548      $10,663     $10,176     $10,677     $7,355       $6,469
   Ratio of expenses to average net assets .....      0.98%      0.89%        0.84%       0.83%       0.37%      0.01%(4)     0.06%
   Ratio of expenses to average net assets
     prior to expense limitation and expenses
     paid indirectly ...........................      1.06%      0.99%        1.03%       1.21%       1.11%      1.25%(4)     1.25%
   Ratio of net investment income to
     average net assets ........................      4.86%      4.75%        4.92%       4.97%       5.32%      5.88%(4)     5.30%
   Ratio of net investment income to average
     net assets prior to expense
     limitation and expenses paid indirectly ...      4.78%      4.65%        4.73%       4.59%       4.58%      4.64%(4)     4.11%
   Portfolio turnover ..........................        28%        40%          30%         56%         19%         0%          38%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.

                             See accompanying notes
                                                        for tax-exempt income 43

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                        VOYAGEUR INVESTMENT TRUST
                                                                                     TAX-FREE KANSAS FUND - CLASS B
                                                                   -----------------------------------------------------------------
                                                                     YEAR      EIGHT MONTHS    YEAR          YEAR         PERIOD
                                                                     ENDED       ENDED         ENDED         ENDED     4/8/95(3) TO
                                                                    8/31/99     8/31/98(1)   12/31/97(2)   12/31/96      12/31/95
Net asset value, beginning of period ...........................    $11.180      $11.080       $10.570      $10.740      $10.190

Income (loss) from investment operations:
   Net investment income .......................................      0.455        0.296         0.440        0.450        0.340
   Net realized and unrealized gain (loss) on investments ......     (0.501)       0.099         0.516       (0.170)       0.540
                                                                   --------     --------      --------      --------    --------
   Total from investment operations ............................     (0.046)       0.395         0.956        0.280        0.880
                                                                   --------     --------      --------      --------    --------

Less dividends and distributions:
   Dividends from net investment income ........................     (0.451)      (0.295)       (0.446)      (0.450)      (0.330)
   Distributions from net realized gain on investments .........     (0.033)        --            --           --           --
                                                                   --------     --------      --------      --------    --------
   Total dividends and distributions ...........................     (0.484)      (0.295)       (0.446)      (0.450)      (0.330)
                                                                   --------     --------      --------      --------    --------
Net asset value, end of period .................................    $10.650      $11.180       $11.080      $10.570      $10.740
                                                                   ========     ========      ========     ========     ========

Total return(4) ................................................      (0.49%)       3.62%         9.28%        2.69%        8.76%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .....................     $4,910       $3,694        $3,452       $2,402         $677
   Ratio of expenses to average net assets .....................       1.73%        1.64%         1.61%        1.61%        0.94%(5)
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ...........       1.81%        1.74%         1.80%        2.00%        1.68%(5)
   Ratio of net investment income to average net assets ........       4.11%        4.00%         4.15%        4.16%        4.63%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly ..       4.03%        3.90%         3.96%        3.77%        3.89%(5)
   Portfolio turnover ..........................................         28%          40%           30%          56%          19%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.


                             See accompanying notes

44 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                        VOYAGEUR INVESTMENT TRUST
                                                                                     TAX-FREE KANSAS FUND - CLASS C
                                                                     YEAR      EIGHT MONTHS     YEAR       YEAR         PERIOD
                                                                     ENDED        ENDED         ENDED      ENDED     4/12/95(3) TO
                                                                    8/31/99      8/31/98(1)   12/31/97(2)  12/31/96     12/31/95
Net asset value, beginning of period ..........................     $11.160       $11.050      $10.550     $10.720      $10.200

Income (loss) from investment operations:
   Net investment income ......................................       0.453         0.296        0.439       0.430        0.320
   Net realized and unrealized gain (loss) on investments .....      (0.490)        0.110        0.504      (0.170)       0.510
                                                                    --------     --------     --------    --------     --------
   Total from investment operations ...........................      (0.037)        0.406        0.943       0.260        0.830
                                                                    --------     --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income .......................      (0.450)       (0.296)      (0.443)     (0.430)      (0.310)
   Distributions from net realized gain on investments ........      (0.033)        --            --           --            --
                                                                    --------     --------     --------    --------     --------
   Total dividends and distributions ..........................      (0.483)       (0.296)      (0.443)     (0.430)      (0.310)
                                                                    --------     --------     --------    --------     --------
Net asset value, end of period ................................     $10.640       $11.160      $11.050     $10.550      $10.720
                                                                    ========     ========     ========    ========     ========

Total return(4) ...............................................       (0.40%)        3.72%        9.17%       2.52%        8.29%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................        $458          $127         $108         $90          $40
   Ratio of expenses to average net assets ....................        1.73%         1.64%        1.64%       1.77%        1.27%(5)
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ..........        1.81%         1.74%        1.83%       2.00%        1.79%(5)
   Ratio of net investment income to average net assets .......        4.11%         4.00%        4.12%       4.02%        4.21%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly .        4.03%         3.90%        3.93%       3.79%        3.69%(5)
   Portfolio turnover .........................................          28%           40%          30%         56%          19%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes
                                                        for tax-exempt income 45

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                     VOYAGEUR INVESTMENT TRUST
                                                                              TAX-FREE MISSOURI INSURED FUND - CLASS A
                                                         ---------------------------------------------------------------------------
                                                                       EIGHT                                      TWO
                                                           YEAR       MONTHS      YEAR        YEAR      YEAR     MONTHS     YEAR
                                                           ENDED      ENDED      ENDED       ENDED     ENDED     ENDED     ENDED
                                                          8/31/99   8/31/98(1) 12/31/97(2)  12/31/96   12/31/95  12/31/94  10/31/94
Net asset value, beginning of period .................... $10.870    $10.810    $10.370     $10.540     $9.270   $9.370    $10.820

Income (loss) from investment operations:
   Net investment income ................................   0.498      0.333      0.504       0.520      0.520    0.100      0.550
   Net realized and unrealized gain (loss)
     on investments .....................................  (0.530)     0.060      0.446      (0.180)     1.290   (0.110)    (1.430)
                                                          -------    -------    -------     -------    -------   ------     ------
   Total from investment operations .....................  (0.032)     0.393      0.950       0.340      1.810   (0.010)    (0.880)
                                                          -------    -------    -------     -------    -------   ------     ------

Less dividends and distributions:
   Dividends from net investment income .................  (0.498)    (0.333)    (0.510)     (0.510)    (0.540)  (0.090)    (0.540)
   Distributions from net realized gain
     on investments .....................................     --         --         --          --         --       --      (0.030)
                                                          -------    -------    -------     -------    -------   ------     ------
   Total dividends and distributions ....................  (0.498)    (0.333)    (0.510)     (0.510)    (0.540)  (0.090)    (0.570)
                                                          -------    -------    -------     -------    -------   ------     ------
Net asset value, end of period .......................... $10.340    $10.870    $10.810     $10.370    $10.540   $9.270     $9.370
                                                          =======    =======    =======     =======    =======   ======     ======

Total return(3)..........................................  (0.38%)     3.70%      9.43%       3.41%     19.96%   (0.07%)    (8.28%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............. $42,337    $46,939    $48,565     $49,301    $50,211  $37,790    $37,384
   Ratio of expenses to average net assets ..............   0.97%      0.92%      0.91%       0.71%      0.50%    0.11%(4)   0.15%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses
     paid indirectly ....................................   1.02%      1.02%      0.93%       1.03%      1.07%    1.12%(4)   1.13%
   Ratio of net investment income to average net assets .   4.62%      4.64%      4.81%       5.05%      5.25%    6.00%(4)   5.39%
   Ratio of net investment income to average net assets
     prior to expense limitation and
     expenses paid indirectly ...........................   4.57%      4.54%      4.79%       4.73%      4.68%    4.99%(4)   4.41%
   Portfolio turnover ...................................      7%        18%        12%         28%        31%       8%        32%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.

                             See accompanying notes

46 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                     VOYAGEUR INVESTMENT TRUST
                                                                             TAX-FREE MISSOURI INSURED FUND - CLASS B
                                                          --------------------------------------------------------------------------
                                                                       EIGHT                                       TWO     PERIOD
                                                            YEAR      MONTHS      YEAR         YEAR      YEAR    MONTHS  3/12/94(3)
                                                           ENDED      ENDED      ENDED        ENDED     ENDED     ENDED      TO
                                                          8/31/99    8/31/98(1) 12/31/97(2)  12/31/96  12/31/95 12/31/94  10/31/94
Net asset value, beginning of period .................... $10.870    $10.810    $10.370     $10.540    $9.270   $9.370    $10.300

Income (loss) from investment operations:
   Net investment income ................................   0.416      0.279      0.425       0.460     0.480    0.080      0.330
   Net realized and unrealized gain (loss)
     on investments .....................................  (0.530)     0.060      0.451      (0.180)    1.280   (0.100)    (0.940)
                                                          -------    -------    -------     -------   -------   ------     ------
   Total from investment operations .....................  (0.114)     0.339      0.876       0.280     1.760   (0.020)    (0.610)
                                                          -------    -------    -------     -------   -------   ------     ------

Less dividends:
   Dividends from net investment income .................  (0.416)    (0.279)    (0.436)     (0.450)   (0.490)  (0.080)    (0.320)
                                                          -------    -------    -------     -------   -------   ------     ------
   Total dividends ......................................  (0.416)    (0.279)    (0.436)     (0.450)   (0.490)  (0.080)    (0.320)
                                                          -------    -------    -------     -------   -------   ------     ------
Net asset value, end of period .......................... $10.340    $10.870    $10.810     $10.370   $10.540   $9.270     $9.370
                                                          =======    =======    =======     =======   =======   ======     ======

Total return(4) .........................................  (1.13%)     3.19%      8.66%       2.93%    19.18%   (0.14%)    (6.16%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............. $10,572    $11,317    $11,507     $10,432    $6,195   $2,742     $1,701
   Ratio of expenses to average net assets ..............   1.72%      1.67%      1.61%       1.29%     0.97%    0.60%(5)   0.49%(5)
   Ratio of expenses to average net assets prior
     to expense limitation and expenses
     paid indirectly ....................................   1.77%      1.77%      1.63%       1.78%     1.81%    1.84%(5)   1.83%(5)
   Ratio of net investment income to average net assets .   3.87%      3.89%      4.11%       4.46%     4.70%    5.32%(5)   4.89%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation and
   expenses paid indirectly .............................   3.82%      3.79%      4.09%       3.97%     3.86%    4.08%(5)   3.55%(5)
   Portfolio turnover ...................................      7%        18%        12%         28%       31%       8%        32%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes
                                                        for tax-exempt income 47

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                               VOYAGEUR INVESTMENT TRUST
                                                                      TAX-FREE MISSOURI INSURED FUND - CLASS C
                                                              -------------------------------------------------------------
                                                                            EIGHT                                PERIOD
                                                                 YEAR       MONTHS       YEAR         YEAR      11/11/95(3)
                                                                ENDED       ENDED       ENDED        ENDED          TO
                                                               8/31/99    8/31/98(1)  12/31/97(2)    12/31/96    12/31/95
                                                              -------------------------------------------------------------
Net asset value, beginning of period .......................  $10.880      $10.810      $10.370      $10.540      $10.360

Income (loss) from investment operations:
   Net investment income ...................................    0.419        0.279        0.405        0.430        0.060
   Net realized and unrealized gain (loss) on investments ..   (0.530)       0.070        0.455       (0.180)       0.170
                                                              -------      -------      -------      -------      -------
   Total from investment operations ........................   (0.111)       0.349        0.860        0.250        0.230
                                                              -------      -------      -------      -------      -------

Less dividends:
   Dividends from net investment income ....................   (0.419)      (0.279)      (0.420)      (0.420)      (0.050)
                                                              -------      -------      -------      -------      -------
   Total dividends .........................................   (0.419)      (0.279)      (0.420)      (0.420)      (0.050)
                                                              -------      -------      -------      -------      -------
Net asset value, end of period .............................  $10.350      $10.880      $10.810      $10.370      $10.540
                                                              =======      =======      =======      =======      =======

Total return(4).............................................   (1.12%)       3.28%        8.49%        2.48%        2.24%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................     $231         $112         $225         $152          $20
   Ratio of expenses to average net assets .................    1.72%        1.67%        1.74%        1.62%        1.22%(5)
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly .......    1.77%        1.77%        1.76%        1.78%        1.55%(5)
   Ratio of net investment income to average net assets ....    3.87%        3.89%        3.98%        4.10%        4.09%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid
     indirectly ............................................    3.82%        3.79%        3.96%        3.94%       3.76%5
   Portfolio turnover ......................................       7%          18%          12%          28%          31%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

48 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                   VOYAGEUR TAX-FREE FUNDS, INC.
                                                                                TAX-FREE NORTH DAKOTA FUND - CLASS A
                                                              ----------------------------------------------------------------------
                                                                 YEAR  EIGHT MONTHS      YEAR        YEAR         YEAR        YEAR
                                                                ENDED      ENDED        ENDED       ENDED        ENDED       ENDED
                                                               8/31/99   8/31/98(1)  12/31/97(2)   12/31/96      12/31/95   12/31/94
Net asset value, beginning of period ........................ $11.440     $11.320      $10.880     $11.000       $9.850     $11.070

Income (loss) from investment operations:
   Net investment income ....................................   0.541       0.364        0.546       0.540        0.540       0.560
   Net realized and unrealized gain (loss) on investments ...  (0.578)      0.120        0.451      (0.130)       1.180      (1.150)
                                                              -------     -------      -------     -------      -------      ------
   Total from investment operations .........................  (0.037)      0.484        0.997       0.410        1.720      (0.590)
                                                              -------     -------      -------     -------      -------      ------

Less dividends and distributions:
   Dividends from net investment income .....................  (0.541)     (0.364)      (0.557)     (0.530)      (0.570)     (0.530)
   Distributions from net realized gain on investments ......  (0.042)       --           --          --           --        (0.080)
   Distributions in excess of net realized gains ............    --          --           --          --           --        (0.020)
                                                              -------     -------      -------     -------      -------      ------
   Total dividends and distributions ........................  (0.583)     (0.364)      (0.557)     (0.530)      (0.570)     (0.630)
                                                              -------     -------      -------     -------      -------      ------
Net asset value, end of period .............................. $10.820     $11.440      $11.320     $10.880      $11.000      $9.850
                                                              =======     =======      =======     =======      =======      ======

Total return(3) .............................................  (0.41%)      4.35%        9.43%       3.89%       17.81%      (5.47%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................. $27,032     $30,496      $30,965     $33,713      $36,096     $33,829
   Ratio of expenses to average net assets ..................   1.00%       1.00%        1.00%       0.88%        0.81%       0.46%
   Ratio of expenses to average net assets prior
     to expense limitation and expenses paid indirectly .....   1.04%       1.15%       1.04%        1.08%        1.05%       1.14%
   Ratio of net investment income to average net assets .....   4.79%       4.82%        4.97%       5.01%        5.07%       5.36%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
   paid indirectly ..........................................   4.75%       4.67%        4.93%       4.81%        4.83%       4.68%
   Portfolio turnover .......................................     28%         23%          41%         58%          45%         33%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                        for tax-exempt income 49

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              VOYAGEUR TAX-FREE FUNDS, INC.
                                                                            TAX-FREE NORTH DAKOTA FUND - CLASS B
                                                           ----------------------------------------------------------------------
                                                                         EIGHT                                       PERIOD FROM
                                                             YEAR       MONTHS       YEAR         YEAR        YEAR     5/10/94(3)
                                                            ENDED       ENDED       ENDED        ENDED       ENDED         TO
                                                           8/31/99    8/31/98(1)  12/31/97(2)    12/31/96    12/31/95   12/31/94

Net asset value, beginning of period ..................... $11.440     $11.320      $10.880     $11.000       $9.850     $10.310

Income (loss) from investment operations:
   Net investment income .................................   0.457       0.308        0.484       0.490        0.480       0.300
   Net realized and unrealized gain (loss) on investments.  (0.578)      0.119        0.451      (0.130)       1.180      (0.390)
                                                           -------     -------      -------     -------      -------      ------
   Total from investment operations ......................  (0.121)      0.427        0.935       0.360        1.660      (0.090)
                                                           -------     -------      -------     -------      -------      ------

Less dividends and distributions:
   Dividends from net investment income ..................  (0.457)     (0.307)      (0.495)     (0.480)      (0.510)     (0.270)
   Distributions from net realized gain on investments ...  (0.042)       --           --          --           --        (0.080)
   Distributions in excess of net realized gains .........    --          --           --          --           --        (0.020)
                                                           -------     -------      -------     -------      -------      ------
   Total dividends and distributions .....................  (0.499)     (0.307)      (0.495)     (0.480)      (0.510)     (0.370)
                                                           -------     -------      -------     -------      -------      ------
Net asset value, end of period ........................... $10.820     $11.440      $11.320     $10.880      $11.000      $9.850
                                                           =======     =======      =======     =======      =======      ======

Total return(4) ..........................................  (1.14%)      3.83%        8.82%       3.39%       17.24%      (0.77%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............  $1,048        $980         $889        $700         $375        $144
   Ratio of expenses to average net assets ...............   1.75%       1.75%        1.55%       1.36%        1.29%       0.99%(5)
   Ratio of expenses to average net assets prior
     to expense limitation and expenses paid indirectly ..   1.79%       1.90%        1.59%       1.83%        1.79%       1.89%(5)
   Ratio of net investment income to average net assets ..   4.04%       4.07%        4.42%       4.52%        4.56%       4.97%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly .....................................   4.00%       3.92%        4.38%       4.05%        4.06%       4.07%(5)
   Portfolio turnover ....................................     28%         23%          41%         58%          45%         33%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

50 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               VOYAGEUR TAX-FREE FUNDS, INC.
                                                                           TAX-FREE NORTH DAKOTA FUND - CLASS C
                                                                ------------------------------------------------------------
                                                                            EIGHT                               PERIOD FROM
                                                                  YEAR      MONTHS        YEAR         YEAR       7/29/95(3)
                                                                 ENDED       ENDED        ENDED        ENDED        TO
                                                                8/31/99   8/31/98(1)   12/31/97(2)   12/31/96    12/31/95
Net asset value, beginning of period ........................   $11.430     $11.320      $10.870     $11.000      $10.510

Income (loss) from investment operations:
   Net investment income ....................................     0.456       0.307        0.441       0.440        0.170
   Net realized and unrealized gain (loss) on investments ...    (0.578)      0.110        0.468      (0.140)       0.500
                                                                -------     -------      -------     -------      -------
   Total from investment operations .........................    (0.122)      0.417        0.909       0.300        0.670
                                                                -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .....................    (0.456)     (0.307)      (0.459)     (0.430)      (0.180)
   Distributions from net realized gain on investments ......    (0.042)      --            --           --          --
   Distributions in excess of net realized gains ............      --         --            --           --          --
                                                                -------     -------      -------     -------      -------
   Total dividends and distributions ........................    (0.498)     (0.307)      (0.459)     (0.430)      (0.180)
                                                                -------     -------      -------     -------      -------
Net asset value, end of period ..............................   $10.810     $11.430      $11.320     $10.870      $11.000
                                                                =======     =======      =======     =======      =======

Total return(4) .............................................    (1.15%)      3.74%        8.57%       2.81%        6.47%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................      $322         $30          $41         $40          $20
   Ratio of expenses to average net assets ..................     1.75%       1.75%        1.87%       1.75%        1.73%(5)
   Ratio of expenses to average net assets prior
     to expense limitation and expenses paid indirectly .....     1.79%       1.90%        1.91%       1.75%        1.73%(5)
   Ratio of net investment income to average net assets .....     4.04%       4.07%        4.10%       4.06%        4.00%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly     4.00%       3.92%        4.06%       4.06%       4.00%(5)
   Portfolio turnover .......................................       28%         23%          41%         58%          45%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes
                                                        for tax-exempt income 51

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              VOYAGEUR INVESTMENT TRUST
                                                                        TAX-FREE OREGON INSURED FUND - CLASS A
                                                -----------------------------------------------------------------------------------
                                                 YEAR     EIGHT MONTHS    YEAR        YEAR        YEAR       TWO MONTHS     YEAR
                                                 ENDED       ENDED        ENDED       ENDED       ENDED        ENDED        ENDED
                                                8/31/99    8/31/98(1)  12/31/97(2)   12/31/96    12/31/95     12/31/94     10/31/94
Net asset value, beginning of period .........  $10.430     $10.310      $ 9.870     $10.050      $ 8.920     $ 9.000      $10.240

Income (loss) from investment operations:
 Net investment income .......................    0.458       0.320        0.481       0.480        0.490       0.090        0.500
 Net realized and unrealized gain (loss)
   on investments ............................   (0.620)      0.120        0.444      (0.180)       1.140      (0.090)      (1.240)
                                                -------     -------      -------     -------      -------     -------      -------
 Total from investment operations ............   (0.162)      0.440        0.925       0.300        1.630       0.000       (0.740)
                                                -------     -------      -------     -------      -------     -------      -------

Less dividends:
 Dividends from net investment income ........   (0.458)     (0.320)      (0.485)     (0.480)      (0.500)     (0.080)      (0.500)
                                                -------     -------      -------     -------      -------     -------      -------
 Total dividends .............................   (0.458)     (0.320)      (0.485)     (0.480)      (0.500)     (0.080)      (0.500)
                                                -------     -------      -------     -------      -------     -------      -------
Net asset value, end of period ...............  $ 9.810     $10.430      $10.310     $ 9.870      $10.050     $ 8.920      $ 9.000
                                                =======     =======      =======     =======      =======     =======      =======

Total return(3) ..............................   (1.67%)      4.33%        9.66%       3.15%       18.71%       0.06%       (7.35%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .....  $27,518     $24,336      $22,071     $20,913      $21,590     $14,650      $14,086
 Ratio of expenses to average net assets .....    0.80%       0.71%        0.71%       0.71%        0.54%       0.05%(4)     0.03%
 Ratio of expenses to average net assets .....
   prior to expense limitation and expenses
   paid indirectly ...........................    1.02%       1.03%        0.94%       1.07%        1.11%       1.25%(4)     1.25%
 Ratio of net investment income to average
   net assets ................................    4.44%       4.64%        4.83%       4.92%        5.12%       5.79%(4)     5.17%
 Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses  paid indirectly .............    4.22%       4.32%        4.60%       4.56%        4.55%       4.59%(4)     3.95%
 Portfolio turnover ..........................      10%          5%           5%         40%          41%          5%          49%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.

                             See accompanying notes

52 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              VOYAGEUR INVESTMENT TRUST
                                                                        TAX-FREE OREGON INSURED FUND - CLASS B
                                                -----------------------------------------------------------------------------------
                                                                                                                           PERIOD
                                                 YEAR     EIGHT MONTHS    YEAR        YEAR        YEAR       TWO MONTHS  3/12/94(3)
                                                 ENDED       ENDED        ENDED       ENDED       ENDED        ENDED        TO
                                                8/31/99    8/31/98(1)  12/31/97(2)   12/31/96    12/31/95     12/31/94    10/31/94
Net asset value, beginning of period.........   $10.430     $10.310     $ 9.870      $10.050    $ 8.920        $9.000      $9.850

Income (loss) from investment operations:
 Net investment income ......................     0.381       0.268       0.422        0.430      0.440         0.080       0.270
 Net realized and unrealized gain (loss)
  on investments.............................    (0.620)      0.120       0.434       (0.180)     1.140        (0.090)     (0.850)
                                                -------     -------      ------      -------     ------        ------      ------
 Total from investment operations ...........    (0.239)      0.388       0.856        0.250      1.580        (0.010)     (0.580)
                                                -------     -------      ------      -------     ------        ------      ------

Less dividends:
 Dividends from net investment income........    (0.381)     (0.268)     (0.416)      (0.430)    (0.450)       (0.070)     (0.270)
                                                -------     -------      ------      -------     ------        ------      ------
 Total dividends.............................    (0.381)     (0.268)     (0.416)      (0.430)    (0.450)       (0.070)     (0.270)
                                                -------     -------      ------      -------     ------        ------      ------
Net asset value, end of period...............   $ 9.810     $10.430     $10.310      $ 9.870    $10.050        $8.920      $9.000
                                                =======     =======     =======      =======    =======        ======      ======

Total return(4)..............................    (2.41%)      3.82%       8.90%        2.61%     18.10%         0.03%      (5.95%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted).....    $7,999      $6,011      $6,461       $4,758     $2,786        $1,303      $1,146
 Ratio of expenses to average net assets.....     1.55%       1.46%       1.39%        1.25%      1.04%         0.60%(5)  5 0.75%(5)
 Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly ...........................     1.77%       1.78%       1.62%        1.83%      1.86%         2.00%(5)    2.00%(5)
 Ratio of net investment income to average
  net assets.................................     3.69%       3.89%       4.15%        4.37%      4.57%         5.19%(5)    4.43%(5)
 Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly ..................     3.47%       3.57%       3.92%        3.79%      3.75%         3.79%(5)    3.18%(5)
 Portfolio turnover..........................       10%          5%          5%          40%        41%            5%         49%


----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes
                                                        for tax-exempt income 53

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                       VOYAGEUR INVESTMENT TRUST
                                                                                 TAX-FREE OREGON INSURED FUND - CLASS C
                                                                    ---------------------------------------------------------------
                                                                                                                     PERIOD
                                                                    YEAR     EIGHT MONTHS    YEAR        YEAR       7/7/95(3)
                                                                    ENDED       ENDED        ENDED       ENDED         TO
                                                                   8/31/99    8/31/98(1)  12/31/97(2)   12/31/96     12/31/95
Net asset value, beginning of period ...........................   $10.440     $10.320     $ 9.880      $10.050      $ 9.630

Income (loss) from investment operations:
 Net investment income .........................................     0.380       0.268       0.411        0.400        0.190
 Net realized and unrealized gain (loss) on investments ........    (0.620)      0.120       0.431       (0.170)       0.410
                                                                   -------     -------     -------      -------      -------
 Total from investment operations ..............................    (0.240)      0.388       0.842        0.230        0.600
                                                                   -------     -------     -------      -------      -------

Less dividends:
 Dividends from net investment income ..........................    (0.380)     (0.268)     (0.402)      (0.400)      (0.180)
                                                                   -------     -------     -------      -------      -------
 Total dividends ...............................................    (0.380)     (0.268)     (0.402)      (0.400)      (0.180)
                                                                   -------     -------     -------      -------      -------
Net asset value, end of period .................................   $ 9.820     $10.440     $10.320      $ 9.880      $10.050
                                                                   =======     =======     =======      =======      =======

Total return(4).................................................    (2.41%)      3.81%       8.75%        2.38%        6.35%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)........................    $1,603        $999        $532         $360         $250
 Ratio of expenses to average net assets........................     1.55%       1.46%       1.51%        1.55%        1.39%(5)
 Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly.......................     1.77%       1.78%       1.74%        1.82%        1.74%(5)
 Ratio of net investment income to average net assets...........     3.69%       3.89%       4.03%        4.03%        4.00%(5)
 Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly ...........     3.47%       3.57%       3.80%        3.76%        3.65%(5)
 Portfolio turnover.............................................       10%          5%          5%          40%          41%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

54 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                     VOYAGEUR MUTUAL FUNDS, INC.
                                                                                TAX-FREE WISCONSIN FUND - CLASS A
                                                         -----------------------------------------------------------------------
                                                          YEAR     EIGHT MONTHS    YEAR        YEAR        YEAR      FOUR MONTHS
                                                          ENDED       ENDED        ENDED       ENDED       ENDED        ENDED
                                                         8/31/99    8/31/98(1)  12/31/97(2)   12/31/96    12/31/95     12/31/94
Net asset value, beginning of period.................... $10.080    $10.010      $ 9.640       $9.780      $8.740       $9.280

Income (loss) from investment operations:
 Net investment income .................................   0.452      0.304        0.466        0.460       0.480        0.160
 Net realized and unrealized gain (loss) on investments.  (0.530)     0.070        0.383       (0.140)      1.040       (0.550)
                                                         -------    -------      -------       ------      ------       ------
 Total from investment operations ......................  (0.078)     0.374        0.849        0.320       1.520       (0.390)
                                                         -------    -------      -------       ------      ------       ------

Less dividends:
 Dividends from net investment income...................  (0.452)    (0.304)      (0.479)      (0.460)     (0.480)      (0.150)
                                                         -------    -------      -------       ------      ------       ------
 Total dividends........................................  (0.452)    (0.304)      (0.479)      (0.460)     (0.480)      (0.150)
                                                         -------    -------      -------       ------      ------       ------
Net asset value, end of period.......................... $ 9.550    $10.080      $10.010       $9.640      $9.780       $8.740
                                                         =======    =======      =======       ======      ======       ======

Total return(3).........................................  (0.87%)     3.80%        9.07%        3.49%      17.74%       (4.12%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted)................ $33,410    $34,489      $30,879      $28,292     $26,449      $20,167
 Ratio of expenses to average net assets................   1.00%      1.00%        0.99%        0.98%       0.88%        0.08%(4)
 Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly......   1.03%      1.04%        1.07%        1.09%       1.09%        1.25%(4)
 Ratio of net investment income to average net assets...   4.54%      4.56%        4.76%        4.90%       5.05%        5.54%(4)
 Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid
  indirectly............................................   4.51%      4.52%        4.68%        4.79%       4.84%        4.37%(4)
 Portfolio turnover.....................................      6%        16%          30%          38%         12%          20%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.

                             See accompanying notes
                                                        for tax-exempt income 55

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                     VOYAGEUR MUTUAL FUNDS, INC.
                                                                                TAX-FREE WISCONSIN FUND - CLASS B
                                                                    ----------------------------------------------------------
                                                                                                                        PERIOD
                                                                      YEAR     EIGHT MONTHS    YEAR        YEAR       4/22/95(3)
                                                                      ENDED       ENDED        ENDED       ENDED          TO
                                                                     8/31/99    8/31/98(1)  12/31/97(2)   12/31/96    12/31/95
Net asset value, beginning of period ............................... $10.070     $10.000     $ 9.630       $9.770      $9.390

Income (loss) from investment operations:
 Net investment income .............................................   0.378       0.255       0.395        0.410       0.280
 Net realized and unrealized gain (loss) on investments.............  (0.530)      0.070       0.382       (0.140)      0.370
                                                                     -------     -------     -------       ------      ------
 Total from investment operations ..................................  (0.152)      0.325       0.777        0.270       0.650
                                                                     -------     -------     -------       ------      ------

Less dividends:
 Dividends from net investment income...............................  (0.378)     (0.255)     (0.407)      (0.410)     (0.270)
                                                                     -------     -------     -------       ------      ------
 Total dividends ...................................................  (0.378)     (0.255)     (0.407)      (0.410)     (0.270)
                                                                     -------     -------     -------       ------      ------
Net asset value, end of period...................................... $ 9.540     $10.070     $10.000       $9.630      $9.770
                                                                     =======     =======     =======       ======      ======

Total return(4).....................................................  (1.60%)      3.29%       8.27%        2.84%       7.08%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)............................  $3,206      $2,621      $1,931       $1,339        $725
 Ratio of expenses to average net assets ...........................   1.75%       1.75%       1.72%        1.66%       1.45%(5)
 Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly ..........................   1.78%       1.79%       1.80%        1.85%       1.70%(5)
 Ratio of net investment income to average net assets...............   3.79%       3.81%       4.03%        4.37%       4.31%(5)
 Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly .........   3.76%       3.77%       3.95%        4.18%       4.06%(5)
 Portfolio turnover.................................................      6%         16%         30%          38%         12%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

56 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                     VOYAGEUR MUTUAL FUNDS, INC.
                                                                                TAX-FREE WISCONSIN FUND - CLASS C
                                                                    -----------------------------------------------------------
                                                                                                                        PERIOD
                                                                      YEAR     EIGHT MONTHS    YEAR        YEAR       3/28/95(3)
                                                                      ENDED       ENDED        ENDED       ENDED          TO
                                                                     8/31/99    8/31/98(1)  12/31/97(2)   12/31/96    12/31/95
Net asset value, beginning of period................................ $10.110    $10.030      $ 9.660       $9.790      $9.340

Income (loss) from investment operations:
 Net investment income .............................................   0.377      0.259        0.380        0.390       0.300
 Net realized and unrealized gain (loss) on investments ............  (0.540)     0.075        0.390       (0.130)      0.440
                                                                     -------    -------      -------       ------      ------
 Total from investment operations...................................  (0.163)     0.334        0.770        0.260       0.740
                                                                     -------    -------      -------       ------      ------

Less dividends:
 Dividends from net investment income...............................  (0.377)    (0.254)      (0.400)      (0.390)     (0.290)
                                                                     -------    -------      -------       ------      ------
 Total dividends ...................................................  (0.377)    (0.254)      (0.400)      (0.390)     (0.290)
                                                                     -------    -------      -------       ------      ------
Net asset value, end of period ..................................... $ 9.570    $10.110      $10.030       $9.660      $9.790
                                                                     =======    =======      =======       ======      ======

Total return(4).....................................................  (1.70%)     3.38%        8.16%        2.74%       8.06%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)............................  $1,509     $1,283         $689         $555         $73
 Ratio of expenses to average net assets ...........................   1.75%      1.75%        1.81%        1.75%       1.77%(5)
 Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly ..........................   1.78%      1.79%        1.89%        1.83%       1.77%(5)
 Ratio of net investment income to average net assets...............   3.79%      3.81%        3.94%        4.12%       4.04%(5)
 Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly..........   3.76%      3.77%        3.86%        4.04%       4.04%(5)
 Portfolio turnover.................................................      6%        16%          30%          38%         12%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes
                                                       for tax-exempt income 57

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999
--------------------------------------------------------------------------------

Delaware Tax-Free Kansas Fund ("Tax-Free Kansas Fund"), Delaware Tax-Free Missouri Insured Fund ("Tax-Free Missouri Insured Fund"), and Delaware Tax-Free Oregon Insured Fund ("Tax-Free Oregon Insured Fund"), series within the Voyageur Investment Trust, Delaware Tax-Free Idaho Fund ("Tax-Free Idaho Fund"), Delaware Tax-Free Iowa Fund ("Tax-Free Iowa Fund"), and Delaware Tax-Free Wisconsin Fund ("Tax-Free Wisconsin Fund"), series within the Voyageur Mutual Funds, Inc., and Delaware Tax-Free North Dakota Fund ("Tax-Free North Dakota Fund"), a series within the Voyageur Tax-Free Funds, Inc. (each referred to as a "Fund" or collectively as the "Funds") are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (as amended). The Funds offer three classes of shares. The A Class carries a front-end sales charge of 3.75%. The B Class carries a back-end deferred sales charge and the C Class carries a level load deferred sales charge.

The Tax-Free Idaho Fund, Tax-Free Iowa Fund, Tax-Free North Dakota Fund, and Tax-Free Wisconsin Fund seek high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Tax-Free Missouri Insured Fund and Tax-Free Oregon Insured Fund seek high current income free from both federal and state income taxes with the added safety of an insured portfolio by investing in insured municipal bonds. The Tax-Free Kansas Fund seeks high current income free from both federal and state income taxes and local intangibles tax by investing in investment grade municipal bonds.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay such dividends monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The expenses paid under the above arrangement are included in their respective expense captions on the Statement of Operations with the corresponding expenses offset shown as "expenses paid indirectly". The amount of these expenses for the year ended August 31, 1999 are as follows:

                                                         "SOFT DOLLAR"
                                                           EXPENSES
                                                         -------------
   Tax-Free Idaho Fund ..............................      $1,246
   Tax-Free Iowa Fund ...............................       1.041
   Tax-Free Kansas Fund .............................         394
   Tax-Free Missouri Insured Fund ...................       1,287
   Tax-Free North Dakota Fund .......................         703
   Tax-Free Oregon Insured Fund .....................         833
   Tax-Free Wisconsin Fund ..........................         916

2. Investment Management and Other Transactions with Affiliates
Commencing January 1, 1999, and in accordance with the terms of the Investment Management Agreement, the Tax-Free Missouri Insured Fund and the Tax-Free Oregon Insured Fund pay Delaware Management Company ("DMC"), the Investment Manager of the Funds, an annual fee which is calculated at the rate of 0.50% on the first $500 million of average daily net assets of the funds, 0.475% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million. Commencing April 15, 1999, with the exception of the Tax-Free Kansas Fund which commenced January 1, 1999, the Tax-Free Idaho Fund, Tax-Free Iowa Fund, Tax-Free Kansas Fund, Tax-Free North Dakota Fund, and Tax-Free Wisconsin Fund pay DMC an annual fee which is calculated at the rate of 0.55% on the first $500 million of average daily net assets of the funds, 0.500% on the next $500 million , 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million. Prior to January 1, 1999 and April 15, 1999, respectively, all of the Funds paid DMC an annual fee which was calculated at the rate of 0.50% of the average daily net assets.

DMC has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, exceed the following percentages of average daily net assets through December 31, 1999:

58 for tax-exempt income

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (Continued)

                                                               OPERATING
                                                           EXPENSE LIMITATION
                                                            AS A PERCENTAGE
                                                            OF AVERAGE DAILY
                                                              NET ASSETS
                                                              (PER ANNUM)
                                                           -----------------
Tax-Free Idaho Fund ...................................         0.75%
Tax-Free Iowa Fund ....................................         0.75%
Tax-Free Kansas Fund ..................................         0.75%
Tax-Free Missouri Insured Fund ........................           N/A*
Tax-Free North Dakota Fund ............................           N/A**
Tax-Free Oregon Insured Fund ..........................         0.60%***
Tax-Free Wisconsin Fund ...............................         0.75%
----------------------
  * For the period September 1, 1998 through December 31, 1998, and the period January 1, 1999 through June 30, 1999 the expense limitation for Tax-Free Missouri Insured Fund was 0.66% and 0.75% respectively.
 ** Prior to July 1, 1999, the expense limitation for Tax-Free North Dakota Fund was 0.75%.
*** Prior to January 1, 1999, the expense limitation for Tax-Free Oregon Insured
    Fund was 0.46%.

The Funds have engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administrative services. Each Fund pays DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On August 31, 1999, the Funds had payables to affiliates as follows:

                                                   DIVIDEND
                                                  DISBURSING,
                                                   TRANSFER
                                                  AGENT FEES,
                                  INVESTMENT  ACCOUNTING SERVICES
                                  MANAGEMENT      AND OTHER       OTHER EXPENSES
                                 FEES PAYABLE      EXPENSES       PAYABLE TO DMC
                                    TO DMC      PAYABLE TO DSC    AND AFFILIATES
                                 -----------------------------------------------
Tax-Free Idaho Fund ............        --        $6,372              $23,657
Tax-Free Iowa Fund .............   $22,838         6,288               15,434
Tax-Free Kansas Fund ...........        --         2,479                5,751
Tax-Free Missouri Insured Fund .    16,483         6,876               18,003
Tax-Free North Dakota Fund .....    17,043         3,986               11,966
Tax-Free Oregon Insured Fund ...     8,719         4,554               14,783
Tax-Free Wisconsin Fund ........    15,418         4,659               13,485

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the year ended August 31, 1999, commissions earned by DDLP on sales of the Funds' A Class shares were as follows:

Tax-Free Idaho Fund ....................................  $33,170
Tax-Free Iowa Fund .....................................   11,921
Tax-Free Kansas Fund ...................................    8,529
Tax-Free Missouri Insured Fund .........................    3,518
Tax-Free North Dakota Fund .............................    2,978
Tax-Free Oregon Insured Fund ...........................   24,691
Tax-Free Wisconsin Fund ................................   15,344

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

3. Investments
During the year ended August 31, 1999, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                        Purchases       Sales
                                                      ------------------------
Tax-Free Idaho Fund ..............................     $9,787,624    $827,055
Tax-Free Iowa Fund ...............................      3,165,714     949,386
Tax-Free Kansas Fund .............................      4,274,033   5,178,644
Tax-Free Missouri Insured Fund ...................      3,691,867   6,852,049
Tax-Free North Dakota Fund .......................      8,492,337  10,448,764
Tax-Free Oregon Insured Fund .....................     10,191,273   3,585,888
Tax-Free Wisconsin Fund ..........................      5,095,430   2,343,073
                                                       for tax-exempt income 59

--------------------------------------------------------------------------------
3. Investments (Continued)
At August 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                        AGGREGATE   AGGREGATE   AGGREGATE    NET UNREALIZED
                                                         COST OF    UNREALIZED  UNREALIZED    APPRECIATION
                                                       INVESTMENTS APPRECIATION DEPRECIATION (DEPRECIATION)
                                                      -----------------------------------------------------
Tax-Free Idaho Fund ............................      $57,339,521  $1,095,779  ($1,272,109)    ($176,330)
Tax-Free Iowa Fund .............................       42,734,514   1,597,657     (579,077)    1,018,580
Tax-Free Kansas Fund ...........................       15,471,683     582,838     (218,131)      364,707
Tax-Free Missouri Insured Fund .................       50,484,553   2,179,229     (349,282)    1,829,947
Tax-Free North Dakota Fund .....................       27,007,679     902,711     (325,395)      577,316
Tax-Free Oregon Insured Fund ...................       36,201,298   1,219,914     (976,692)      243,222
Tax-Free Wisconsin Fund ........................       38,531,219   1,035,356     (883,119)      152,237

For federal income tax purposes, each Fund had accumulated capital losses at August 31, 1999 as follows:

                                       YEAR OF     YEAR OF     YEAR OF      YEAR OF     YEAR OF      YEAR OF     YEAR OF
                                      EXPIRATION EXPIRATION  EXPIRATION   EXPIRATION  EXPIRATION   EXPIRATION  EXPIRATION
                                         2001       2002        2003         2004        2005         2006        2007        TOTAL
                                     -----------------------------------------------------------------------------------------------
Tax-Free Idaho Fund ..............         --          --           --          --           --     $44,632           --     $44,632
Tax-Free Iowa Fund ...............   $950,762     $18,853     $368,235    $168,308     $117,934          --           --   1,624,092
Tax-Free Missouri Insured Fund ...         --          --      209,612     525,264           --          --           --     734,876
Tax-Free Oregon Insured Fund .....         --     215,801      158,365     218,468           --          --           --     592,634
Tax-Free Wisconsin Fund ..........         --     128,938       64,926     229,647           --          --       53,540     477,051

4. Capital Stock
Transactions in capital stock shares were as follows:


                                                                   TAX-FREE IDAHO FUND               TAX-FREE IOWA FUND
                                                         -----------------------------------------------------------------------
                                                           YEAR      EIGHT MONTHS   YEAR        YEAR    EIGHT MONTHS     YEAR
                                                           ENDED        ENDED       ENDED       ENDED       ENDED        ENDED
                                                          8/31/99      8/31/98    12/31/97     8/31/99     8/31/98     12/31/97
Shares sold:
   A class ...........................................    859,702     771,907      731,650     341,908      243,079     355,433
   B class ...........................................    366,423      89,150      183,407     134,546      108,244     135,405
   C class ...........................................    198,983      61,814       64,124      54,506       48,973      25,201

Shares issued upon reinvestment of distributions from
   net Investment income and
   net realized gain on investments:
   A class ...........................................    114,940      67,203       87,352     106,955       70,558     124,468
   B class ...........................................     19,655      10,490       14,064      10,686        5,695       6,562
   C class ...........................................      6,278       2,676        3,083       3,179        1,415       1,110
                                                        ---------   ---------    ---------     -------      -------     -------
                                                        1,565,981   1,003,240    1,083,680     651,780      477,964     648,179
                                                        ---------   ---------    ---------     -------      -------     -------
Shares repurchased:
   A class ...........................................   (370,113)   (343,954)    (406,050)   (423,067)    (251,562)   (833,421)
   B class ...........................................    (99,593)    (49,387)     (54,443)    (55,825)     (18,336)    (23,960)
   C class ...........................................    (41,822)    (14,047)     (44,185)    (44,536)     (16,486)     (9,438)
                                                        ---------   ---------    ---------      -------     -------     -------
                                                         (511,528)   (407,388)   (504,678)    (523,428)    (286,384)   (866,819)
                                                        ---------   ---------    ---------     --------    --------    --------
Net increase (decrease) ..............................  1,054,453     595,852      579,002     128,352      191,580    (218,640)
                                                        =========     =======      =======     =======      =======    ========

60 for tax-exempt income

-------------------------------------------------------------------------------

4. Capital Stock (Continued)
Transactions in capital stock shares were as follows:


                                                                TAX-FREE KANSAS FUND            TAX-FREE MISSOURI INSURED FUND
                                                          ----------------------------------------------------------------------
                                                            YEAR     EIGHT MONTHS   YEAR         YEAR     EIGHT MONTHS    YEAR
                                                           ENDED        ENDED       ENDED        ENDED       ENDED        ENDED
                                                          8/31/99      8/31/98    12/31/97      8/31/99     8/31/98     12/31/97
Shares sold:
   A class ......................................         213,539     244,419      114,412     149,789      127,338     265,509
   B class ......................................         172,332      37,997       89,151      47,604       36,960     200,996
   C class ......................................          32,553       3,682        6,942      15,875        2,752       9,719

Shares issued upon reinvestment of distributions from
   net investment income and
   net realized gain on investments:
   A class ......................................          28,696      16,919       27,906      98,821       70,272     129,146
   B class ......................................          11,924       5,986        7,813      23,890       16,990      33,377
   C class ......................................             564         252          404         404          264         521
                                                          -------     -------      -------     -------      -------      -------
                                                          459,608     309,255      246,628     336,383      254,576      639,268
                                                          -------     -------      -------     -------      -------      -------

Shares repurchased:
   A class ......................................        (285,048)   (101,432)    (142,361)   (471,038)    (373,253)   (656,405)
   B class ......................................         (53,746)    (25,196)     (12,598)    (89,897)     (77,609)   (175,978)
   C class ......................................          (1,377)     (2,379)      (6,119)     (4,175)     (13,547)     (4,070)
                                                          -------     -------      -------     -------      -------      -------
                                                         (340,171)   (129,007)    (161,078)   (565,110)    (464,409)   (836,453)
                                                          -------     -------      -------     -------      -------     -------
Net increase (decrease) .........................         119,437     180,248       85,550    (228,727)    (209,833)   (197,185)
                                                          =======     =======       ======    ========     ========    ========


                                                             TAX-FREE NORTH DAKOTA FUND        TAX-FREE OREGON INSURED FUND
                                                          ---------------------------------------------------------------------
                                                            YEAR    EIGHT MONTHS   YEAR         YEAR   EIGHT MONTHS     YEAR
                                                            ENDED      ENDED       ENDED        ENDED       ENDED       ENDED
                                                          8/31/99     8/31/98    12/31/97      8/31/99     8/31/98     12/31/97
Shares sold:
   A class ......................................         127,381      85,182       68,674     697,470      389,222     372,928
   B class ......................................          18,412       7,136       17,635     268,258       54,361     162,406
   C class ......................................          26,760          --           --      69,203       49,358      16,538

Shares issued upon reinvestment of distributions from net
   investment income and net realized gain on investments:
   A class ......................................          80,736      52,793       95,230      71,190       41,911      61,920
   B class ......................................           2,356       1,149        2,047      13,777        9,754      15,305
   C class ......................................             521          99          156       3,828        1,286       1,157
                                                          -------     -------      -------   ---------     --------     -------
                                                          256,166     146,359      183,742   1,123,726      545,892     630,254
                                                          -------     -------      -------   ---------     --------     -------
Shares repurchased:
   A class ......................................        (375,693)   (205,612)    (529,157)   (295,662)    (238,227)   (412,353)
   B class ......................................          (9,548)     (1,044)      (5,593)    (42,818)    (114,262)    (33,265)
   C class ......................................            (131)     (1,113)        (274)     (5,433)      (6,562)     (2,526)
                                                          -------     -------     --------   ---------     --------     -------
                                                         (385,372    (207,769)    (535,024)   (343,913)    (359,051)   (448,144)
                                                          -------     -------     -------    ---------      -------     -------
Net increase (decrease) .........................        (129,206)    (61,410)    (351,282)    779,813      186,841     182,110
                                                         ========     =======     ========     =======      =======     =======

                                                       for tax-exempt income 61

--------------------------------------------------------------------------------
4. Capital Stock (Continued)
Transactions in capital stock shares were as follows:

                                             TAX-FREE WISCONSIN FUND
                                         --------------------------------
                                          YEAR    EIGHT MONTH     YEAR
                                          ENDED      ENDED        ENDED
                                         8/31/99    8/31/98      12/31/97
Shares sold:
A class .............................    488,062     567,546      729,711
B class .............................    114,881      95,654       51,892
C class .............................     55,257      65,500       35,931

Shares issued upon reinvestment
   of distributions from net
   investment income and net
   realized gain on investments:
A class .............................     90,957      51,547       78,038
B class .............................      6,775       3,392        4,328
C class .............................      4,896       2,544        2,504
                                        --------    --------     --------
                                         760,828     786,183      902,404
                                        --------    --------     --------
Shares repurchased:
A class .............................   (500,517)   (283,460)    (657,954)
B class .............................    (45,854)    (31,926)      (2,138)
C class .............................    (29,398)     (9,845)     (27,203)
                                        --------    --------     --------
                                        (575,769)   (325,231)    (687,295)
                                        --------    --------     --------
Net increase (decrease) .............    185,059     460,952     (215,109)
                                        ========    ========     ========

5. Lines of Credit
The Funds have a committed line of credit for the following amounts:

   Tax-Free Idaho Fund ....................................    $2,100,000
   Tax-Free Iowa Fund .....................................     2,100,000
   Tax-Free Kansas Fund ...................................       700,000
   Tax-Free Missouri Insured Fund .........................     3,000,000
   Tax-Free North Dakota Fund .............................     1,600,000
   Tax-Free Oregon Insured Fund ...........................     1,500,000
   Tax-Free Wisconsin Fund ................................     1,700,000

No amounts were outstanding at August 31, 1999, or at any time during the fiscal year.

6. Credit And Market Risk
The Funds concentrate their investments in securities mainly issued by each specific states' municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

7. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 1999, each Fund designates as long term capital gains, ordinary income, and tax-exempt income distributions paid during the year as follows:

                             LONG-TERM     ORDINARY                    TOTAL
                           CAPITAL GAINS     INCOME     TAX-EXEMPT DISTRIBUTIONS
                           DISTRIBUTIONS  DISTRIBUTIONS  INTEREST   (TAX BASIS)
                           -----------------------------------------------------
Fund:
Tax-Free Idaho Fund ......      --             --         100%        100%
Tax-Free Iowa Fund .......      --             --         100%        100%
Tax-Free Kansas Fund .....       6%            --          94%        100%
Tax-Free Missouri
   Insured Fund ..........      --             --         100%        100%
Tax-Free North
   Dakota Fund ...........       7%            --          93%        100%
Tax-Free Oregon
   Insured Fund ..........      --             --         100%        100%
Tax-Free Wisconsin Fund ..      --             --         100%        100%

62 for tax-exempt income

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
VOYAGEUR MUTUAL FUNDS, INC. - DELAWARE TAX-FREE IDAHO FUND
VOYAGEUR MUTUAL FUNDS, INC. - DELAWARE TAX-FREE IOWA FUND
VOYAGEUR INVESTMENT TRUST - DELAWARE TAX-FREE KANSAS FUND
VOYAGEUR INVESTMENT TRUST - DELAWARE TAX-FREE MISSOURI INSURED FUND
VOYAGEUR TAX-FREE FUNDS, INC. - DELAWARE TAX-FREE NORTH DAKOTA FUND
VOYAGEUR INVESTMENT TRUST - DELAWARE TAX-FREE OREGON INSURED FUND
VOYAGEUR MUTUAL FUNDS, INC. - DELAWARE TAX-FREE WISCONSIN FUND

We have audited the accompanying statements of net assets of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Tax-Free Kansas Fund, Delaware Tax-Free Missouri Insured Fund, Delaware Tax-Free North Dakota Fund, Delaware Tax-Free Oregon Insured Fund and Delaware Tax-Free Wisconsin Fund (the "Funds") and the statement of assets and liabilities for the Delaware Tax-Free Kansas Fund as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at August 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented therein, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999, in conformity with generally accepted accounting principles.


                                                         /s/ Ernst & Young
                                                         ----------------------
Philadelphia, Pennsylvania
October 1, 1999
                                                       for tax-exempt income 63

PROXY RESULTS
(UNAUDITED)
--------------------------------------------------------------------------------

For the year ended August 31, 1999, Voyageur Investment Trust shareholders voted on the following proposals at the annual meeting of shareholders on December 4, 1998, the Voyageur Mutual Funds Inc. and Voyageur Tax-Free Funds, Inc., shareholders voted at the annual meeting of shareholders on March 17, 1999, or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect the Voyageur Investment Trust Board of Directors.

                                                         SHARES    SHARES VOTED
                                                          VOTED      WITHHELD
                                                           FOR       AUTHORITY
                                                       ------------------------
   Wayne A. Stork ................................      6,708,496     780,817
   Jeffrey J. Nick* ..............................      6,709,705     779,608
   Walter P. Babich ..............................      6,709,705     779,608
   Anthony D. Knerr ..............................      6,709,849     779,464
   Ann R. Leven ..................................      6,723,556     765,757
   W. Thacher Longstreth .........................      6,723,556     765,757
   Thomas F. Madison .............................      6,723,556     765,757
   Charles E. Peck ...............................      6,723,556     765,757

   To elect the Voyageur Mutual Funds, Inc. Board of Directors.

                                                         SHARES    SHARES VOTED
                                                          VOTED      WITHHELD
                                                           FOR       AUTHORITY
                                                       ------------------------
   Jeffrey J. Nick* ..............................     23,375,980     933,942
   Walter P. Babich ..............................     23,375,739     934,183
   Anthony D. Knerr ..............................     23,481,657     828,265
   Ann R. Leven ..................................     23,479,947     829,975
   Thomas F. Madison .............................     23,485,349     824,573
   Charles E. Peck ...............................     23,485,349     824,573
   Wayne A. Stork ................................     23,485,349     824,573
   Jan L. Yeomans ................................     23,485,349     824,573

   To elect the Voyageur Tax-Free Funds, Inc. Board of Directors.

                                                         SHARES    SHARES VOTED
                                                          VOTED      WITHHELD
                                                           FOR       AUTHORITY
                                                       -----------------------
   Jeffrey J. Nick* ..............................     24,689,040   1,566,542
   Walter P. Babich ..............................     24,673,024   1,582,558
   Anthony D. Knerr ..............................     24,682,070   1,573,512
   Ann R. Leven ..................................     24,708,871   1,546,711
   Thomas F. Madison .............................     24,678,176   1,577,406
   Charles E. Peck ...............................     24,709,389   1,546,193
   Wayne A. Stork ................................     24,709,389   1,546,193
   Jan L. Yeomans ................................     24,709,389   1,546,193
----------------------
* Mr. Nick resigned from the Board of Directors (or Trustees for the Company) on June 4, 1999.

2. To approve the redesignation of the investment objective from fundamental to non-fundamental.

                                              FOR       AGAINST      ABSTAIN
                                          ----------------------------------
   Tax-Free Idaho Fund .................  2,622,837      58,888      298,723
   Tax-Free Iowa Fund ..................  2,710,087     198,511      240,773
   Tax-Free Kansas Fund ................    664,756      28,692       70,188
   Tax-Free Missouri Insured Fund ......  2,920,325     193,729      400,358
   Tax-Free North Dakota Fund ..........  1,526,728      73,421      237,097
   Tax-Free Oregon Insured Fund ........  1,448,428      47,861      198,354
   Tax-Free Wisconsin Fund .............  2,215,279      75,153      169,149

3. To approve standardized fundamental investment restrictions (proposal involves separate votes on seven sub-proposals 3A-3G)

3A. To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.

                                              FOR       AGAINST      ABSTAIN
                                          ----------------------------------
   Tax-Free Idaho Fund .................  2,703,117      22,030      255,301
   Tax-Free Iowa Fund ..................  2,710,736     146,572      292,065
   Tax-Free Kansas Fund ................    665,996      28,288       69,352
   Tax-Free Missouri Insured Fund ......  2,961,133     139,658      413,622
   Tax-Free North Dakota Fund ..........  1,567,814      66,795      202,638
   Tax-Free Oregon Insured Fund ........  1,458,453      41,015      195,175
   Tax-Free Wisconsin Fund .............  2,254,928      58,915      145,738

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

                                              FOR       AGAINST      ABSTAIN
                                          ----------------------------------
   Tax-Free Idaho Fund .................  2,692,872      56,608      230,970
   Tax-Free Iowa Fund ..................  2,655,563     231,615      262,194
   Tax-Free Kansas Fund ................    677,438      31,723       54,475
   Tax-Free Missouri Insured Fund ......  2,953,471     150,240      410,702
   Tax-Free North Dakota Fund ..........  1,566,435      63,781      207,031
   Tax-Free Oregon Insured Fund ........  1,477,124      28,335      189,184
   Tax-Free Wisconsin Fund .............  2,248,732      55,957      154,892

3C. To adopt a new fundamental investment restriction concerning underwriting.

                                              FOR       AGAINST      ABSTAIN
                                          ----------------------------------
   Tax-Free Idaho Fund .................  2,633,636      47,883      298,930
   Tax-Free Iowa Fund ..................  2,638,663     204,631      306,077
   Tax-Free Kansas Fund ................    680,386      28,288       54,962
   Tax-Free Missouri Insured Fund ......  2,964,848     140,191      409,374
   Tax-Free North Dakota Fund ..........  1,544,818      66,061      226,368
   Tax-Free Oregon Insured Fund ........  1,459,777      39,294      195,572
   Tax-Free Wisconsin Fund .............  2,228,872      64,483      166,225

64 for tax-exempt income

--------------------------------------------------------------------------------

3D. To adopt a new fundamental investment restriction concerning investments in real estate.

                                              FOR       AGAINST      ABSTAIN
                                          ----------------------------------
   Tax-Free Idaho Fund .................  2,653,554      57,857      269,036
   Tax-Free Iowa Fund ..................  2,671,027     220,915      257,431
   Tax-Free Kansas Fund ................    687,039      27,703       48,894
   Tax-Free Missouri Insured Fund ......  2,980,740     135,413      398,259
   Tax-Free North Dakota Fund ..........  1,522,123      72,064      243,059
   Tax-Free Oregon Insured Fund ........  1,470,570      30,203      193,870
   Tax-Free Wisconsin Fund .............  2,246,067      62,934      150,580

3E. To adopt a new fundamental investment restriction concerning investments in commodities.

                                              FOR       AGAINST      ABSTAIN
                                          ----------------------------------
   Tax-Free Idaho Fund .................  2,625,913      63,222      291,312
   Tax-Free Iowa Fund ..................  2,626,422     229,576      293,374
   Tax-Free Kansas Fund ................    668,116      46,627       48,894
   Tax-Free Missouri Insured Fund ......  2,886,008     215,282      413,122
   Tax-Free North Dakota Fund ..........  1,545,853      92,310      199,085
   Tax-Free Oregon Insured Fund ........  1,456,865      50,344      187,434
   Tax-Free Wisconsin Fund .............  2,218,125      89,120      152,336

3F. To adopt a new fundamental investment restriction concerning lending by the Fund.

                                              FOR       AGAINST      ABSTAIN
                                          ----------------------------------
   Tax-Free Idaho Fund .................  2,619,906      70,818      289,724
   Tax-Free Iowa Fund ..................  2,661,827     216,495      271,050
   Tax-Free Kansas Fund ................    679,231      35,948       48,457
   Tax-Free Missouri Insured Fund ......  2,933,022     179,118      402,272
   Tax-Free North Dakota Fund ..........  1,559,120      71,528      206,598
   Tax-Free Oregon Insured Fund ........  1,457,792      49,048      187,803
   Tax-Free Wisconsin Fund .............  2,214,685      99,305      145,592

3G. To reclassify all current fundamental investment restrictions as non-fundamental.

                                              FOR       AGAINST      ABSTAIN
                                          ----------------------------------
   Tax-Free Idaho Fund .................  2,633,302      51,690      295,457
   Tax-Free Iowa Fund ..................  2,552,811     248,146      348,416
   Tax-Free Kansas Fund ................    663,684      30,309       69,643
   Tax-Free Missouri Insured Fund ......  2,888,983     187,232      438,196
   Tax-Free North Dakota Fund ..........  1,522,045      59,327      255,875
   Tax-Free Oregon Insured Fund ........  1,452,676      40,998      200,969
   Tax-Free Wisconsin Fund .............  2,210,012      83,781      165,787

4. To approve a new investment management agreement with Delaware Management Company for the Funds.

                                              FOR       AGAINST      ABSTAIN
                                          ----------------------------------
   Tax-Free Idaho Fund .................  2,703,801      30,075      246,573
   Tax-Free Iowa Fund ..................  2,692,600     169,825      286,946
   Tax-Free Kansas Fund ................    673,984      31,620       58,032
   Tax-Free Missouri Insured Fund ......  3,007,138     118,442      388,832
   Tax-Free North Dakota Fund ..........  1,521,690      93,616      221,940
   Tax-Free Oregon Insured Fund ........  1,490,882      26,880      176,881
   Tax-Free Wisconsin Fund .............  2,239,655      57,102      162,824

5. To ratify the selection of Ernst & Young LLP, as the independent auditors for Voyageur Investment Trust.

                                              FOR       AGAINST      ABSTAIN
                                          ----------------------------------
                                          6,100,208      40,763      538,338

   To ratify the selection of Ernst & Young LLP, as the independent auditors for Voyageur Mutual Funds, Inc.

                                              FOR       AGAINST      ABSTAIN
                                          ----------------------------------
                                          23,192,942    243,342      873,624

   To ratify the selection of Ernst & Young LLP, as the independent auditors for Voyageur Tax-Free Funds, Inc.

                                              FOR       AGAINST      ABSTAIN
                                          ----------------------------------
                                          24,357,056    333,988    1,564,528

6. To approve the restructuring of Voyageur Investment Trust from a Massachusetts Business Trust into a Maryland Corporation.

                                              FOR       AGAINST      ABSTAIN
                                          ----------------------------------
                                           5,232,140    136,091      604,462

   To approve the restructuring of Voyageur Mutual Funds, Inc. from a Minnesota Corporation into a Delaware Business Trust and the dissolution of the Minnesota Corporation.

                                              FOR       AGAINST      ABSTAIN
                                          ----------------------------------
                                          18,642,505    933,974    1,312,086

   To approve the restructuring of Voyageur Tax-Free Funds, Inc. from a Minnesota Corporation into a Delaware Business Trust and the dissolution of the Minnesota Corporation.

                                              FOR       AGAINST      ABSTAIN
                                          ----------------------------------
                                          18,966,804  3,045,110    2,212,199

THIS ANNUAL REPORT IS FOR THE INFORMATION OF TAX-FREE IDAHO FUND, TAX-FREE IOWA FUND, Tax-Free Kansas Fund, Tax-Free Missouri Insured Fund, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund, and Tax-Free Wisconsin Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for each Fund, which set forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

Affiliated Officers

RICHARD J. FLANNERY
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

ERIC E. MILLER
Senior Vice President, Secretary
and Deputy General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

(photo of globes)

directors
& officers

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania


SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by a current prospectus for the Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

(photo of globes)

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia [] London

Printed in the USA
on recycled paper

(J5159) (2173)
AR-CORN[8/99]PPL10/99